                                             EXHIBIT (4)(a)



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                  MASSACHUSETTS ELECTRIC COMPANY
           (FORMERLY WORCESTER COUNTY ELECTRIC COMPANY)

                                TO

               STATE STREET BANK AND TRUST COMPANY
         (FORMERLY SECOND BANK-STATE STREET TRUST COMPANY
                           SUCCESSOR TO
               THE SECOND NATIONAL BANK OF BOSTON)
                            TRUSTEE
                         ---------------

                           TWENTY-FIRST
                      SUPPLEMENTAL INDENTURE

                    Dated as of April 1, 1995
                         ---------------

                          Supplementing

                     FIRST MORTGAGE INDENTURE

                               and

                          DEED OF TRUST

          To The Second National Bank of Boston, Trustee

                     Dated as of July 1, 1949
                         ---------------

                  To Secure First Mortgage Bonds
                         ---------------

                       TWENTY-SECOND ISSUE

                 First Mortgage Bonds - Series V

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
                  MASSACHUSETTS ELECTRIC COMPANY

               TWENTY-FIRST SUPPLEMENTAL INDENTURE

                    Dated as of April 1, 1995
                         ---------------

                        TABLE OF CONTENTS
                   (Not part of the Indenture)


                                                             Page

CAPTIONS AND RECITALS. . . . . . . . . . . . . . . . . . . . . .1
         Form of Series V Bond [Face]. . . . . . . . . . . . . .3
         Form of Trustee's Certificate . . . . . . . . . . . . .5
         Form of Series V Bond [Reverse] . . . . . . . . . . . .6

GRANTING CLAUSES . . . . . . . . . . . . . . . . . . . . . . . .9
         Recital of Consideration. . . . . . . . . . . . . . . .9
         Grant . . . . . . . . . . . . . . . . . . . . . . . . .9
         Reservations and Exceptions . . . . . . . . . . . . . 10
         Habendum. . . . . . . . . . . . . . . . . . . . . . . 10
         Trust Declaration . . . . . . . . . . . . . . . . . . 10

ARTICLE 1. Covenants Regarding the Trust Estate. . . . . . . . 11
         1.01 Covenant against encumbrances. . . . . . . . . . 11
         1.02 Covenant of seisin; warranty . . . . . . . . . . 11

ARTICLE 2. Particular Provisions Concerning the Series V Bonds 11
         2.01 Issue of Series V Bonds. . . . . . . . . . . . . 12
         2.02 Form of Bond . . . . . . . . . . . . . . . . . . 12
         2.03 Dating and Interest Payments . . . . . . . . . . 12
         2.04 Limitations on amount. . . . . . . . . . . . . . 14
         2.05 Execution. . . . . . . . . . . . . . . . . . . . 14
         2.06 Transfer and exchange, etc.. . . . . . . . . . . 15
         2.07 Redemption . . . . . . . . . . . . . . . . . . . 15
         2.08 Replacement Fund and "net earnings" definition . 16
         2.09 Covenant with respect to section 13.03 of
                 Original Indenture. . . . . . . . . . . . . . 17

ARTICLE 3. Amendment to the Indenture. . . . . . . . . . . . . 17
         3.01 Section 3.03 of the Original Indenture . . . . . 17
         3.02 Section 3.04 of the Original Indenture . . . . . 17
         3.03 Section 3.04 of the Original Indenture . . . . . 18

ARTICLE 4. Concerning the Trustee; Defeasance;
                 Miscellaneous Provisions. . . . . . . . . . . 18
         4.01 Concerning the Trustee . . . . . . . . . . . . . 18
         4.02 Defeasance . . . . . . . . . . . . . . . . . . . 18
         4.03 Supplemental to Original Indenture . . . . . . . 19
         4.04 No default under Original Indenture;
                 corporate authority . . . . . . . . . . . . . 19
         4.05 For benefit of parties and Bondholders only. . . 19
         4.06 Approval by Trustee of Bond form . . . . . . . . 19
         4.07 Date of Supplemental Indenture . . . . . . . . . 19
         4.08 Counterparts . . . . . . . . . . . . . . . . . . 19
         4.09 Cover, headings, etc.. . . . . . . . . . . . . . 19

TESTIMONIUM AND EXECUTION. . . . . . . . . . . . . . . . . . . 20

                                                               Page

SCHEDULE A . . . . . . . . . . . . . . . . . . . . . . . . . . 21

ACKNOWLEDGMENTS. . . . . . . . . . . . . . . . . . . . . . . . 49

CERTIFICATE OF VOTES . . . . . . . . . . . . . . . . . . . . . 50

RECORDING NOTE . . . . . . . . . . . . . . . . . . . . . . . . 52

     TWENTY-FIRST SUPPLEMENTAL INDENTURE, dated as of April 1, 1995, between MASSACHUSETTS ELECTRIC COMPANY (formerly Worcester County Electric Company and hereinafter generally called the Company), a corporation duly organized and existing under the laws of The Commonwealth of Massachusetts, having its principal place of business and mailing address at 25 Research Drive, Westborough, Massachusetts, and STATE STREET BANK AND TRUST COMPANY (formerly Second Bank-State Street Trust Company, successor to The Second National Bank of Boston, and hereinafter generally called the Trustee), a corporation duly organized and existing under the laws of The Commonwealth of Massachusetts, having its principal place of business and address at 225 Franklin Street, Boston, Massachusetts, and duly authorized to execute the trusts hereof.

     WHEREAS the Company has heretofore executed and delivered to State Street Bank and Trust Company, and its predecessors, as Trustee, its First Mortgage Indenture and Deed of Trust, dated as of July 1, 1949, and recorded, among other places, with Worcester District Deeds, of Worcester County, Massachusetts, Book 3201, Page 1 and Worcester Registry District of the Land Court as Document #12516 (hereinafter singly generally called the Original Indenture, and with this and all other indentures supplemental thereto collectively called the Indenture), whereby the Company has given, granted, bargained, sold, warranted, pledged, assigned, transferred, mortgaged, and conveyed to the Trustee all and singular the property therein described, whether then owned or thereafter acquired, to secure its First Mortgage Bonds (hereinafter generally called the Bonds) of an unlimited (except as therein provided) permitted aggregate principal amount, to be issued in one or more series as provided in the Original Indenture; and

     WHEREAS the Original Indenture has heretofore been supplemented and amended by twenty Supplemental Indentures, viz.:

     Supplemental Indenture                    Dated as of
     ----------------------                    -----------
     First Supplemental Indenture              March 1, 1951
     Second Supplemental Indenture             May 1, 1952
     Third Supplemental Indenture              October 1, 1955
     Fourth Supplemental Indenture             December 1, 1959
     Fifth Supplemental Indenture              July 1, 1961
     Sixth Supplemental Indenture              September 1, 1962
     Seventh Supplemental Indenture            December 1, 1963
     Eighth Supplemental Indenture             March 1, 1966
     Ninth Supplemental Indenture              April 1, 1968
     Tenth Supplemental Indenture              May 1, 1969
     Eleventh Supplemental Indenture           October 1, 1970
     Twelfth Supplemental Indenture            October 1, 1972
     Thirteenth Supplemental Indenture         October 1, 1975
     Fourteenth Supplemental Indenture         October 1, 1982
     Fifteenth Supplemental Indenture          June 1, 1986
     Sixteenth Supplemental Indenture          December 1, 1988
     Seventeenth Supplemental Indenture        July 1, 1989
     Eighteenth Supplemental Indenture         March 1, 1992
     Nineteenth Supplemental Indenture         January 1, 1993
     Twentieth Supplemental Indenture          September 1, 1993

(hereinafter referred to as the Prior Supplemental Indentures) whereby the Company has given, granted, bargained, sold, warranted, pledged, assigned, transferred, mortgaged, and conveyed to the Trustee all and singular the property therein specified, whether owned at the time of the execution or thereafter acquired by the Company, to secure its Bonds issued or to be issued in one or more series as provided in the Original Indenture; and

     WHEREAS the Company has heretofore issued under the Indenture and had outstanding as of April 1, 1995, the following aggregate principal amount of First Mortgage Bonds:

            Series        Percent     Due             Amount
            ------        -------     ---             ------

               R          various   various          $40,000,000
               S          various   various         $100,000,000
               T          various   various         $100,000,000
               U          various   various         $100,000,000

(hereinafter referred to as the Outstanding Bonds); and

    WHEREAS the Company proposes to issue under the Indenture an additional series of Bonds, to be designated First Mortgage Bonds, Series V (hereinafter generally called Series V Bonds or Bonds of Series V); and

    WHEREAS sections 4.07 and 4.17 of the Original Indenture provide that the Company will from time to time give further assurances to the Trustee, and will from time to time subject to the lien of the Indenture all after-acquired property included or intended to be included in the trust estate, and section
12.01 of the Original Indenture provides that the Company and the Trustee may from time to time enter into indentures supplemental to the Original Indenture for certain purposes as therein specifically set forth, among other things to provide for the issue of Bonds of a series other than Series A and the forms and provisions of such other series pursuant to the provisions of section 2.02 of the Original Indenture; and to add to the covenants and agreements of the Company such further covenants and agreements as the board of directors of the Company shall consider to be for the protection of the holders of the Bonds outstanding under the Indenture and for the protection of the trust estate; and

    WHEREAS section 3.04 of the Original Indenture makes provision for the application by the Company, upon compliance with the applicable provisions of the Indenture, for the certification and delivery of additional Bonds against the retirement of Bonds bearing a higher interest rate, which have not been bona fide sold, pledged or otherwise negotiated by the Company, and whereas the parties hereto desire to amend the Indenture in order to add provisions, not inconsistent with the security and protection intended for the protection of the Bondholders, to clarify such provisions and to better provide for the certification and delivery of additional Bonds based upon the retirement of Unissued Bonds; and

    WHEREAS the Company has determined to execute and the Trustee, at the request of the Company, has further determined to join in this Supplemental Indenture to make certain changes in the Indenture which shall not relieve the Company or the Trustee of any obligation which it would otherwise have to any holder, or in any manner impair the rights and remedies of any holder, of any of the Outstanding Bonds; and

    WHEREAS the Company desires to issue from time to time an unlimited aggregate principal amount of Series V Bonds; and currently, the Company has approval, to the extent required by law, from the Massachusetts Department of Public Utilities to issue from time to time $100,000,000 aggregate principal amount of Series V Bonds and execute and deliver this Twenty-first Supplemental Indenture; and all things necessary to make such issues of Series V Bonds, in aggregate principal amount not in excess of $100,000,000, when executed by the Company and certified by the Trustee and delivered as herein and in the Original Indenture provided, the legal, valid, and binding obligations of the Company according to their tenor, and to make this Twenty-first Supplemental Indenture a legal, valid, and binding instrument supplemental to the Original Indenture, have in all respects been duly authorized; and

    WHEREAS the Series V Bonds and the Trustee's certificate and the form of endorsement thereon are to be in substantially the following form:

                     [Form of Series V Bond]

                              [Face]

[IF APPLICABLE, INSERT - Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payments are made to Cede & Co., any TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]


NUMBER                                       REGISTERED
                                             $
                                             CUSIP

                  MASSACHUSETTS ELECTRIC COMPANY

                  First Mortgage Bond, Series V

                           %, Due

                Original Issue Date:

     MASSACHUSETTS ELECTRIC COMPANY, a Massachusetts corporation (hereinafter, with its successors and assigns as defined in the Indenture mentioned below, generally called the Company), for value received, hereby promises to pay to
               or registered assigns, on           ,      (or earlier as
hereinafter referred to) the principal sum of                    DOLLARS ($
      ) in lawful money of the United States of America, at the corporate trust office in Boston, Massachusetts, of State Street Bank and Trust Company (hereinafter with its successors generally called the Trustee) or at the corporate trust office of its successor in the trusts created by the Indenture mentioned below, and in such other places, if any, as may be authorized for the purpose, and to pay interest thereon, in like lawful money, from the original issue date specified above, if the date hereof is prior to ____________, ____, or, if thereafter, from the first day of May or November, as the case may be, next preceding the date hereof to which interest has been paid or duly provided for (or from the date hereof if such date be either of said days and interest has been paid or duly provided for to such date), at the rate per annum specified below the title of this Bond, at said office of the Trustee, semiannually, on May 1 and November 1 of each year until payment of the principal hereof. Interest so payable, and punctually paid or duly provided for, on the first day of May or November will be paid to the person in whose name this Bond (or one or more Predecessor Bonds, as defined in said Indenture) is registered at the close of business on April 15 or October 15 (whether or not a business day) next preceding such first day of May or November. However, any such interest installment that is not punctually paid or duly provided for shall forthwith cease to be payable to the registered owner on such April 15 or October 15, as the case may be, and may be paid to the person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Bondholders not less than fifteen days prior to such special record date, or may be paid, at any time and without prior notice to Bondholders, to the person in whose name this Bond is registered at the close of business on the day next preceding the date of such payment, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series V Bonds may at the time be listed and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest payable at maturity or upon earlier redemption will be payable to the person to whom the principal will be payable. At the option of the Company, interest may be paid by check payable to the order of and mailed to the address of the person entitled thereto as the name and address of such person shall appear on registration books maintained pursuant to said Indenture.

     Interest (including payments for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months. Interest will not accrue on the 31st day of any month.

     The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate hereon shall have been signed by the Trustee.

     IN WITNESS WHEREOF, Massachusetts Electric Company has caused this Bond to be executed, either manually or by facsimile, under its corporate seal by its officers thereunto duly authorized.

Dated:
                                  MASSACHUSETTS ELECTRIC COMPANY


By                                And By

      President                                         Treasurer






                      TRUSTEE'S CERTIFICATE

     This is one of the First Mortgage Bonds - Series V referred to in the within mentioned Indenture.

                           STATE STREET BANK AND TRUST COMPANY,
                                                        As Trustee,

                                   By



                                            Authorized Signature

                     [Form of Series V Bond]

                            [Reverse]

                  MASSACHUSETTS ELECTRIC COMPANY

                  First Mortgage Bond, Series V

                          %, Due

                  Original Issue Date:

     This Bond is one of a duly authorized issue of First Mortgage Bonds of the Company, issued or to be issued in one or more series, the V series, of which this Bond is one, being designated First Mortgage Bonds, Series V, and all of said Bonds of all series and forms being issued or to be issued under and secured by a certain First Mortgage Indenture and Deed of Trust (herein, with all indentures stated to be supplemental thereto to which the Trustee shall be a party, including a Twenty-first Supplemental Indenture dated as of April 1, 1995, generally called the Indenture), to which Indenture, an executed counterpart of which is on file with the Trustee, reference is hereby made for a description of the property mortgaged and pledged to the Trustee as security for said Bonds, and for a statement of the nature and extent of the security, the terms and conditions upon which said Bonds are or are to be issued and secured, the rights and remedies under the Indenture of the holders of all of said Bonds, and the rights and obligations under the Indenture of the Company and of the Trustee; but neither the foregoing reference to the Indenture, nor any provision of this Bond or of the Indenture, shall affect or impair the obligation of the Company, which is absolute, unconditional, and unalterable, to pay, at the stated or accelerated maturities herein provided, the principal of and premium, if any, and interest on this Bond as herein provided.

     In certain events, on the conditions, in the manner, to the extent, and with the effect set forth in the Indenture,

          (1) the principal of this Bond may be declared and/or may become due and payable before the stated maturity hereof, together with the interest accrued hereon;

          (2) the Company and the Trustee may make modifications or alterations of the provisions of the Indenture and of this Bond with the consent of the holders of the percent of the principal amount of the Bonds at the time outstanding provided in the Indenture; provided, however, that no such alteration or modification shall (a) impair the obligation of the Company in respect of the principal of or premium or interest on any Bond, or extend the maturity or reduce the rate or extend the time of payment of interest thereon, or modify the terms of payment of such principal or interest without the consent of the holder thereof,
     (b) permit the creation of any lien prior to or on a parity with the lien of the Indenture except as expressly authorized by the Indenture, or (c) reduce the percentage of the principal amount of Bonds with the consent of the holders of which modifications or alterations may be made as aforesaid;

          (3) the holders of the percent of the principal amount of the Bonds at the time outstanding provided in the Indenture, may waive any existing default under the Indenture and the consequences of any such default, except a default in the payment of the principal of, premium, if any, or interest on any of the Bonds, and except a default arising from the creation of any lien prior to or on a parity with the lien of the Indenture; [IF APPLICABLE, INSERT - and]

          (4) upon payment of charges and compliance with other conditions as provided in the Indenture, the Series V Bonds [IF APPLICABLE, INSERT - not drawn for redemption] are interchangeable, at the principal office of the Trustee and at such other offices or agencies of the Trustee or of the Company as may be designated for the purpose, for like aggregate principal amounts of Bonds of the same series and original issue date with identical terms and provisions, in denominations of $1,000 or any integral multiples thereof (provided, however, the Company shall not be required to make transfers or exchanges during the 15 days preceding any interest payment date [IF APPLICABLE, INSERT - and during any reasonable period which may be necessary in connection with the selection by lot of Bonds to be redeemed]); and, except as aforesaid, this Bond [IF APPLICABLE, INSERT - , if not drawn for redemption,] is transferable on books to be kept by the Company at said office of the Trustee and at such other offices or agencies, upon surrender and cancellation hereof at any such office or agency, duly endorsed or accompanied by a duly executed instrument of transfer, and thereupon a new Bond or Bonds of the same series and original issue date with identical terms and provisions, for a like aggregate principal amount will be issued to the transferee or transferees in exchange for this Bond [IF APPLICABLE INSERT -; and

          (5) this Bond singly or together with all or less than all other Bonds of the same series, original issue date, and identical terms and provisions, or, if this Bond is for a principal amount exceeding $1,000, any part of the principal amount hereof constituting $1,000 or any integral multiple thereof, may be called for redemption at any time prior to maturity, whether or not on an interest payment date, upon prior notice given by a mailing thereof to the respective registered owners of such Bonds not less than thirty days prior to the redemption date [IF APPLICABLE, INSERT - (a) if at the option of the Company or through the application of moneys deposited with the Trustee as the basis for the issuance of Bonds, at the respective general redemption prices, stated as percentages of the called principal amount, set forth in Column A below [IF APPLICABLE, INSERT - provided, however, that neither this Bond nor
     any portion hereof shall be so redeemed prior to               ,     , if
     such redemption is for the purpose or in anticipation of refunding such Bond, or any portion hereof, through the use, directly or indirectly, of funds borrowed by the Company at an effective interest cost to the Company (computed in accordance with generally accepted financial
     practice) of less than    % per annum,] and (b) if] through the
     application of replacement fund, release, insurance, eminent domain, or other moneys held by the Trustee, at the respective special redemption prices, stated as percentages of the called principal amount, set forth [IF APPLICABLE, INSERT - in Column B] below:


     IF REDEEMED AT
     ANY TIME IN THE
       RESPECTIVE            [COLUMN A       [COLUMN B]
     TWELVE MONTHS'
     PERIOD BEGINNING
                              GENERAL          SPECIAL
     IN EACH OF THE          REDEMPTION       REDEMPTION
     FOLLOWING YEARS           PRICES]          PRICES
     ----------------        ----------      ------------

     [Table to be completed as provided in the certificate as to form.]

     together in each case with accrued and unpaid interest to the date fixed for redemption [IF APPLICABLE, INSERT -, provided, however, that neither this Bond nor any portion hereof shall be so redeemed prior to
     ,     ]. If this Bond is called in whole or in part, and if provision has been duly made for notice of such call and for payment as required in the Indenture, thereafter this Bond, or such called part of the principal amount hereof, shall cease to be secured by the lien of the Indenture, no interest shall accrue on this Bond or such called part hereof on and after the date fixed for redemption, and the Company after said date fixed for redemption shall be under no further liability in respect of the principal of or premium, if any, or interest on this Bond or such called part hereof (except as expressly provided in the Indenture); and if less than the whole principal amount hereof shall be so called, the registered owner hereof shall be entitled, in addition to the sums payable on account of the part called, to receive, without expense to such owner, on surrender of this Bond duly endorsed or accompanied by a duly executed instrument of transfer, one or more Series V Bonds of the same series and original issue date with identical terms and provisions, for an aggregate principal amount equal to that part of the principal amount hereof not then called and paid].

     Payment of the principal of and/or premium, if any, on this Bond to the registered owner (or his registered assigns) hereof and payment of the interest on this Bond as hereinabove provided shall be a discharge of the Company, the Trustee, and any paying agent in respect of such principal, premium, and/or interest, as the case may be.

     No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Bond against any incorporator, stockholder, director, officer, employee, or agent, past, present, or future, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, under any rule of law, statute, or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, stockholders, directors, officers, employees, and agents being waived and released.

                      [End of Form of Bond]

     NOW, THEREFORE, this Twenty-first Supplemental Indenture witnesseth that, pursuant to and in execution of the powers, authorities, and obligations conferred, imposed, and reserved in the Original Indenture, and every other power, authority, and obligation thereto appertaining and/or enabling, and in consideration of the premises, of the sum of $10 duly paid to the Company by the Trustee, and of other good and valuable considerations, receipt whereof upon the delivery of this Twenty-first Supplemental Indenture the Company hereby acknowledges, and for the purpose of confirming the Original Indenture as heretofore supplemented, and as an indenture hereby expressly stated to be supplemental to the Original Indenture, and in order to secure the equal pro rata payment (except as in the Indenture otherwise provided) of both the principal of and the interest on all of the Bonds at any time certified, issued, and outstanding under the Indenture according to their tenor and the provisions of the Indenture, and to secure the faithful performance and observance of all the covenants, obligations, conditions, and provisions contained in the Bonds and in the Indenture, and in order to provide for the forms, provisions, and issue of the Series V Bonds;

     THE COMPANY HEREBY gives, grants, bargains, sells, warrants, pledges, assigns, transfers, mortgages, and conveys unto the Trustee, and its successors in the trusts of the Indenture, and its and their assigns, all and singular the property and rights and interests in property included in the trust estate and given, granted, bargained, sold, warranted, pledged, assigned, transferred, mortgaged, and conveyed, by the Original Indenture and the Prior Supplemental Indentures, or intended or required so to be, whether then or now owned or thereafter or hereafter acquired, except such properties or rights or interests in property as may have been released by the Trustee or sold or disposed of in whole or in part as permitted by the Original Indenture as heretofore supplemented and amended, including, without limiting the generality of the foregoing, the property and rights and interests in property specifically described in Schedule A hereto;

     SUBJECT, HOWEVER, in so far as affected thereby, to any mortgages or other encumbrances or liens constituting permitted liens as defined in the Original Indenture, the Prior Supplemental Indentures, or herein, to the liens, encumbrances, reservations, restrictions, limitations, covenants, interests, and exceptions, if any, set forth or referred to in the descriptions of such property contained in Schedules A thereto and hereto, none of which substantially interferes with the free use and enjoyment by the Company of the property and rights and interests in property hereinbefore described for the general purposes and uses of the Company's electric business;

     AND SUBJECT FURTHER, as to all property of any character acquired after the respective dates of the Original Indenture, the Prior Supplemental Indentures, and this Twenty-first Supplemental Indenture, in so far as affected thereby, to any mortgages, encumbrances, or liens on such after-acquired property existing at the time of such acquisition or contemporaneously created, conforming to the provisions of section 4.16 of the Original Indenture;

     BUT SPECIFICALLY RESERVING AND EXCEPTING from the foregoing grant, pledge, assignment, transfer, mortgage, and conveyance, all property and rights and interests in property of the character specifically reserved and excepted from the grant, pledge, assignment, transfer, mortgage, and conveyance of the Original Indenture;

     TO HAVE AND TO HOLD the trust estate, with all of the privileges and appurtenances thereunto belonging, unto the Trustee, its successors in the trusts hereof, and its and their assigns, to its and their own use, forever;

     BUT IN TRUST NEVERTHELESS for the equal pro rata benefit, security and protection (except as provided in sections 2.09 and 2.10 of the Original Indenture, and except in so far as a sinking, improvement, or analogous fund or funds, established in accordance with the provisions of the Original Indenture, may afford particular security for Bonds of one or more series, and except for independent security as provided in section 2.02 of the Original Indenture) of the bearers and the registered owners of the Bonds from time to time certified, issued, and outstanding under the Indenture, and the bearers of the coupons appertaining thereto, without (except as aforesaid) any preference, priority, or distinction whatever of any one Bond over any other Bond by reason of priority in the issue, sale, or negotiation thereof, or otherwise;

     PROVIDED, HOWEVER, and these presents are upon the condition, that if the Company shall pay or cause to be paid the principal of and premium, if any, and interest on the Bonds at the times and in the manner therein and in the Indenture provided, and shall keep, perform, and observe all and singular the covenants, agreements and provisions in the Bonds and in the Indenture expressed to be kept, performed, and observed by or on the part of the Company, then the Indenture and the estate and rights thereby and hereby granted shall, pursuant to the provisions of Article 15 of the Original Indenture, cease, determine, and be void, but otherwise shall be and remain in full force and effect.

     AND IT IS HEREBY COVENANTED, DECLARED, AND AGREED, upon the trusts and for the purposes aforesaid, as set forth in the following covenants, agreements, conditions, and provisions, viz.:

                            ARTICLE 1.

               COVENANTS REGARDING THE TRUST ESTATE

     1.01. The Company covenants that the property specifically described in the granting clauses hereof, including Schedule A hereto, and now owned by the Company, is wholly free from and unencumbered by any defect, mortgage, pledge, charge, or other encumbrance or lien, of any kind, superior to or on a parity with the lien of the Indenture, except only taxes for the current year not yet due, and those liens, encumbrances, and defects, if any, referred to in said granting clauses; and the Company will duly and punctually remove, perform, pay, and discharge or, if it contests, will stay (and indemnify the Trustee from time to time to the satisfaction of the Trustee against) the enforcement of all obligations and claims arising or to arise out of or in connection with each and all thereof.

     The Company will not create or suffer any other mortgage, pledge, charge, or material encumbrance or lien, of any kind, superior to or on a parity with the lien of the Indenture, upon the property included in the trust estate, or any part thereof, now owned or hereafter acquired, except only such as are permitted by the provisions of section 4.16 of the Original Indenture.

     1.02. The Company covenants that it is lawfully seised in fee simple of the real estate, and owns outright and is lawfully possessed in its own right, absolutely, and unconditionally, of the other property and rights constituting the trust estate, described in the granting clauses hereof, including Schedule A hereto, and now owned by the Company, and has good title to, and full power and authority to give, grant, bargain, sell, warrant, pledge, assign, transfer, mortgage, and convey the property, rights, and interests hereby presently given, granted, bargained, sold, warranted, pledged, assigned, transferred, mortgaged, and conveyed or purported or intended so to be, all subject only to taxes for the current year not yet due, and to those liens, encumbrances, and defects, if any, referred to in said granting clauses; and the Company will warrant and defend the title to the property from time to time included in the trust estate, and every part thereof, to the Trustee, against all claims and demands whatsoever of any person and all persons claiming or to claim the same or any interest therein, subject only as aforesaid, to permitted liens, and to mortgages, encumbrances, and liens on after-acquired property of the character permitted by section 4.16 of the Original Indenture.

                            ARTICLE 2.

       PARTICULAR PROVISIONS CONCERNING THE SERIES V BONDS

     In addition to the provisions of the Indenture applicable by their terms, the following provisions relating to the form and provisions of the Series V Bonds are established as follows:

     2.01. The Series V Bonds shall be issued from time to time upon delivery to the Trustee of a certificate as to form signed by the president or the treasurer of the Company setting forth the matters described below.

     Each issue of the Series V Bonds shall be designated in such manner as to distinguish it from all other issues. Bonds of each such issue shall be identical in tenor and effect. The certificates as to form shall designate, within such limits as may be from time to time established by a directors' resolution, the designation and amount of the issue, the date of maturity (which date shall be not less than nine months nor more than thirty years from the original issue date of such issue of Bonds), the interest rate, the provisions for call and redemption, if any, including any premium or premiums payable thereon.

     2.02. The Series V Bonds shall consist of fully registered Bonds without coupons in denominations of $1,000 or any integral multiple thereof authorized by a certificate as to form, with distinguishing letters and/or numbers as may be determined by a certificate as to form, and all as approved by the Trustee. The permanent Series V Bonds and Trustee's certificate shall be substantially in the forms hereinbefore recited, with appropriate insertions, omissions, and variations approved by the Trustee for the different issues and denominations. The permanent Series V Bonds shall be lithographed on steel engraved tints (or, (i) if so authorized by the certificate as to form, engraved either fully or partially in such manner as to meet the listing requirements of any securities exchange on which such Series V Bonds may at the time be listed or
(ii) if so authorized by the certificate as to form, printed, photocopied, or otherwise reproduced in such manner as to meet the requirements of a depository with which the Series V Bonds may be placed).

     The certificate as to form may also provide that ownership of all of such Series V Bonds shall be evidenced by one or more certificates placed with a depository. If, after the initial issuance of an issue of the Series V Bonds which had been placed with a depository, the depository is no longer willing or able to hold such issue of the Series V Bonds, the Company may determine that ownership of such Series V Bonds shall be evidenced in the usual certificated form and shall advise the Trustee of its determination. In such event, the Company shall take actions necessary to withdraw such Series V Bonds from the depository and shall prepare and execute and cause to be authenticated and delivered replacement Series V Bonds, in certificate form, to the beneficial owners thereof. No provision of the certificate as to form with respect to matters referred to in this paragraph shall be made applicable to the holder of a Bond or Bonds of Series V the original issue date of which is prior to the date of the certificate as to form, except at the option of such holder.

     2.03.  Notwithstanding the provisions of the third paragraph of section
2.01 of the Original Indenture, each Series V Bond shall be dated and bear interest as set forth in this section 2.03.

     Each Series V Bond shall be dated the date of its certification and delivery.

     Interest will be payable from the interest payment date next preceding the date thereof to which interest has been paid or duly provided for, (i) unless the date thereof is an interest payment date to which interest has been paid or duly provided for, in which case the interest shall be payable from such date, or (ii) unless the date thereof is prior to the first interest payment date for that issue, in which case the interest shall be payable from the original issue date of such issue of Series V Bonds.

     Interest (including payments for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months. Interest will not accrue on the 31st day of any month.

     Except as hereinafter provided, the interest installment on any Series V Bond which is payable, and is punctually paid or duly provided for, on any first day of May or November shall be paid to the person in whose name that Bond (or one or more Predecessor Bonds) is registered at the close of business on the relevant regular record date, namely, April 15 or October 15 (whether or not a business day) next preceding.

     All Series V Bonds with an original issue date which is after the record date for a particular interest payment date shall bear interest from such original issue date, but payment of interest shall commence on the second interest payment date succeeding said original issue date.

     Any interest installment on any Series V Bond which is payable, but is not punctually paid or duly provided for (in whole or in part), on any first day of May or November (herein called Defaulted Interest) shall forthwith cease to be payable to the registered owner on the relevant regular record date, and such Defaulted Interest may be paid by the Company, at its election in each case, in either of the ways provided in clause (i) or clause (ii) below:

     (i) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Series V Bonds (or their respective Predecessor Bonds) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Series V Bond and the date of the proposed payment which shall be not less than forty-five days after the receipt by the Trustee of such notice of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest, or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than fifteen days nor less than five days prior to the date of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each owner of Series V Bonds, at the owner's address on the transfer registry, not less than fifteen days prior to such special record date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper or newspapers printed in the English language, customarily published on each business day, of general circulation in each city or place where interest is payable, but such publication shall not be a condition precedent to the establishment of such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Series V Bonds (or their respective Predecessor Bonds) are registered on such special record date and shall no longer be payable pursuant to the following clause
(ii).

     (ii) The Company may elect to make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which Series V Bonds may at the time be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

     Interest payable at maturity or upon earlier redemption will be payable to the person to whom the principal will be payable in accordance with the provisions of the Indenture.

     As used herein "Predecessor Bonds" of any particular Bond means every previous Bond evidencing all or a portion of the same debt as that evidenced by such particular Bond; and, for the purposes of this definition, any Bond certified and delivered in lieu of a destroyed or lost Bond shall be deemed to evidence the same debt as the destroyed or lost Bond.

     Subject to the foregoing provisions of this section 2.03, each Series V Bond upon transfer of or exchange for or in lieu of any other Series V Bond of the same original issue date and identical terms and provisions shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Series V Bond.

     Payment of the principal of and/or premium, if any, on any Series V Bond to the registered owner (or the owner's registered assigns) thereof and payment of the interest on any such Bond as therein and in this section 2.03 provided shall be a discharge of the Company, the Trustee, and any paying agent in respect of such principal, premium and/or interest, as the case may be.

     2.04. The permitted aggregate principal amount of Series V Bonds which may be executed by the Company and certified by the Trustee shall not be limited except as otherwise provided in Article 3 of and elsewhere in the Original Indenture, and except that the aggregate principal amount of Bonds certified, delivered and outstanding at any time shall never in any event exceed the amount at that time permitted by law.

     2.05. All of the Series V Bonds shall be executed, in the name and on behalf of the Company and under its corporate seal impressed or imprinted thereon, by its president or one of its vice-presidents, and by its treasurer or one of its assistant treasurers, and shall be expressed to take effect as sealed instruments. The signature of any or all of these officers on the Series V Bonds may be either manual or facsimile. In case any officer of the Company who shall have signed or sealed any of the Series V Bonds shall not have been such officer on the date borne by the Bonds, or shall cease to be such officer before the Bonds so signed or sealed shall have been actually certified and/or delivered, such Bonds, nevertheless, by presentation to the Trustee for certification, or by delivery, shall be adopted by the Company and may be certified and delivered as herein provided, and thereupon shall be issued hereunder and shall be as binding upon the Company as though the person who signed or sealed such Bonds had been such officer of the Company on the date borne by the Bonds and on the date of certification and delivery.

     2.06. The Series V Bonds shall be transferable and exchangeable for other fully registered bonds of the same series, original issue date and identical terms and provisions, and may be presented for payment, and notices, requests, and demands in respect of the Series V Bonds may be served or made, in the manner and upon the conditions, including the payment of applicable charges, set forth in the form of Series V Bonds hereinbefore recited and in section 2.06 of and elsewhere in the Original Indenture; provided, however, that the owner of any Series V Bond shall be entitled to transfer or exchange such Bond without charge (except for any stamp tax or other governmental charge incident thereto); and provided, further, that the Company shall not be required (i) to issue, transfer or exchange any Series V Bond during the fifteen days next preceding any interest payment date and during any reasonable period which may be necessary in connection with the selection by lot of Bonds to be redeemed, or (ii) to transfer or exchange any Series V Bond so selected for redemption in whole or in part.

     2.07. The certificate as to form shall provide, as to an issue of Series V Bonds, whether such Bonds may be called, as a whole or in part, and whether any part of the principal amount thereof, may be called, at the option of the Company or pursuant to any applicable provision of the Original Indenture or this Twenty-first Supplemental Indenture, for redemption at any time prior to maturity, whether or not on an interest payment date, in each case upon not less than 30 days' prior notice given as hereinafter provided, at the applicable redemption price, together in each case with accrued and unpaid interest to the redemption date. The certificate as to form may provide, as to any issue of Series V Bonds, that none of such Bonds shall be so called for a period of years, as set forth in the certificate. The applicable redemption price shall be as set forth in the certificate as to form.

     The certificate as to form may provide, as to any issue of Series V Bonds, that none of such Bonds shall be redeemed prior to a stated date at general redemption prices if such redemption is for the purpose or in anticipation of refunding such Bonds, or any part thereof, through the use, directly or indirectly, of funds borrowed by the Company at an effective interest cost to the Company (computed in accordance with generally accepted financial practice) of less than the effective interest cost to the Company of such Bonds.

     Notice of such redemption shall be given, money for such redemption shall be deposited with and held and applied by the Trustee, and such redemption shall be carried out in the manner and with the effect specified in sections 5.02, 5.03, and 5.04 of the Original Indenture, subject to the provisions of this paragraph. "Published Notice" with respect to any redemption of Series V Bonds need not be given but a similar notice shall be mailed, first-class postage prepaid, at least thirty days prior to any redemption date of Series V Bonds, to each owner of the Bonds to be redeemed, at such owner's address on the transfer registry. As a convenience, but not as a condition precedent to a redemption, the Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice of redemption to be published at least once in a newspaper or newspapers printed in the English language, customarily published on each business day and of general circulation in each city or place where the principal of the Bonds is payable. In case the Company shall have elected to redeem less than all the outstanding Series V Bonds, it shall, in each such instance, at least fifteen days before the date upon which mailing of the notice of redemption herein mentioned is required to be made, notify the Trustee in writing of such election and of the aggregate principal amount of Bonds to be redeemed and the original issue date or dates of the Series V Bonds from which redemption is to be made, and the Trustee shall thereupon select the Bonds to be redeemed from the outstanding Series V Bonds of the appropriate issue or issues not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection or redemption of portions of the principal of Bonds of denominations greater than $1,000 the portions of the principal of the Bonds so selected for partial redemption to equal $1,000 or an integral multiple thereof (provided, however, no remaining part of such bond shall be less than $1,000), and within ten days after receiving the aforesaid notice shall notify the Company in writing of the Bonds selected for redemption and, in the case of any Bond selected for partial redemption, the principal amount thereof to be redeemed. In case the Company shall have elected to redeem less than all of an issue of the outstanding Series V Bonds, the notice of redemption shall state, among other things, the identification (by numbers, groups of numbers ending in the same digit, or series of digits, or otherwise) and, in the case of partial redemption of Bonds of denominations greater than $1,000, the respective principal amounts of the Bonds to be redeemed. Installments of interest on any Series V Bonds maturing on or prior to the redemption date of such Bond shall continue to be payable as provided in section 2.03 of this Twenty-first Supplemental Indenture.

     2.08. The provisions of section 5.06 of the Original Indenture (as amended by section 3.01 of the Second Supplemental Indenture and sections 2.07 of the Fourth and Sixth Supplemental Indentures) shall be operative so long as any Series V Bonds are outstanding; and the provisions of sections 2.07 and
2.08 of
the Fourth Supplemental Indenture, which by said sections are expressed to be operative so long as any Series E Bonds are outstanding, shall be operative so long as any Series V Bonds are outstanding, but subject to the provision of section 2.07 of the Sixth Supplemental Indenture.

     2.09. The Company covenants that so long as any Series V Bonds are outstanding it will not request a successor corporation to deliver Bonds to the Trustee in the manner and with the effect set forth in paragraphs (2),
(3), and (4) of section 13.03 of the Original Indenture.

                           ARTICLE 3.

                   AMENDMENT TO THE INDENTURE

     3.01 There is hereby added to Article 3 section 3.02 of the Original Indenture two new paragraphs at the conclusion of section 3.02 reading as follows:

          "The Company may, from time to time, and upon furnishing the Trustee with the documents set forth in this section and in section 3.03, direct the Trustee to acknowledge on its books the right of the Company to request the certification and delivery of Bonds pursuant to section 3.04 up to the amount set forth in such direction. Such rights are hereinafter called "Unissued Bonds." Any additional property used as the basis for the acknowledgment of the Unissued Bonds shall be deemed funded for the purposes of any certificate required under any section of this Indenture, and such Unissued Bonds shall be deemed to be Bonds outstanding hereunder for the purposes of this section, section 3.03 and section 3.04 (including in any application or certificate required hereby or thereby) in the principal amounts and having the interest rates and maturity dates as set forth in the written application therefor but shall not have any voting rights or be deemed to be Bonds outstanding hereunder for any other purpose. The Trustee, upon being furnished by the Company with an officers' certificate surrendering the rights evidenced by any Unissued Bonds, shall acknowledge upon its books the cancellation of said Unissued Bonds. Any canceled Unissued Bonds not used theretofore against the issuance of Bonds pursuant to section 3.04 shall thereafter be treated as though they had never been outstanding.

          The authorizing directors' resolutions and forms required by paragraph (a) of this section 3.02 and the authorizations and forms in the documents required by paragraphs (b), (e), and (f) of this section as applicable to Unissued Bonds shall be considered subsumed in the authorizations and forms for the Bonds to be ultimately issued pursuant to section 3.04. The opinion required pursuant to paragraph (d) of this section shall be appropriately modified to reflect the use of the Unissued Bonds as herein provided."

     3.02 Section 3.04 of Article 3 of the Original Indenture is hereby amended by adding in the 1st line after "and delivered" the following:

           "and Unissued Bonds may be acknowledged by the Trustee."

     3.03 There is added to Article 3 section 3.04 of the Original Indenture two new paragraphs at the conclusion of section 3.04 reading as follows:

          "References herein to the certification and delivery of Bonds to the aggregate amount of Bonds which shall have been retired and which are unfunded shall be considered to include the aggregate amount of Unissued Bonds which the Trustee has acknowledged pursuant to section 3.02 and section 3.03 and which are unfunded and not otherwise cancelled. Such Unissued Bonds shall be deemed to be funded to the extent that they have been used as the basis for the certification and delivery of Bonds pursuant to this section.

          Any application of the Company for the authentication and delivery of Bonds pursuant to this section against "Unissued Bonds" created in accordance with section 3.02 shall be accompanied by an officers' certificate stating that retirements since July 1, 1949, were not greater than the amount payable as an improvement fund since July 1, 1949, and, unless there has been filed a net earnings certificate including the interest charges on the Unissued Bonds within the calendar year preceding the date of the application, shall be accompanied by a net earnings certificate satisfying the requirement of paragraph (d) of section 3.03 as far as applicable."

                            ARTICLE 4.

               CONCERNING THE TRUSTEE; DEFEASANCE;
                     MISCELLANEOUS PROVISIONS

     4.01. The Trustee accepts the trusts under this Twenty-first Supplemental Indenture, and shall be entitled to, may exercise and shall be protected by all the rights, powers, privileges, immunities, and exemptions provided in the Original Indenture, and the provisions concerning the same are adopted and made applicable to this Twenty-first Supplemental Indenture as fully as if set forth herein at length. The recitals of fact contained herein and in the Series V Bonds (except the Trustee's certificate upon said Bonds) shall be taken as the statements of the Company and the Trustee assumes no responsibility for the same. The Trustee makes no representations as to the value of the trust estate or any part thereof, or as to the title of the Company thereto, or as to the validity or adequacy of the security afforded thereby or by the Indenture, or as to the validity of this Twenty-first Supplemental Indenture or of the Series V Bonds. The Trustee shall not be taken impliedly to waive hereby any right it would otherwise have.

     4.02. This Twenty-first Supplemental Indenture shall become void when the Original Indenture shall become void.

     4.03. This Twenty-first Supplemental Indenture is hereby expressly stated to be supplemental to the Original Indenture and, as provided in the Original Indenture, shall form a part thereof and shall be so construed. Except as herein expressly otherwise defined, the use of terms and expressions herein is in accordance with the definitions, uses and expressions contained in the Original Indenture.

     4.04. The Company warrants that at the date of execution and delivery hereof the Company is not in default in any respect under any of the provisions of the Original Indenture as heretofore supplemented or of the Outstanding Bonds, and covenants that it will perform and fulfill all the terms, covenants, and conditions of the Indenture to be performed and fulfilled by the Company. The Company is duly organized and existing under the laws of The Commonwealth of Massachusetts and is duly authorized under all applicable provisions of law to create and issue the Series V Bonds and to execute this Twenty-first Supplemental Indenture. All corporate action on its part for the creation and issue of the Series V Bonds and for the execution and delivery of this Twenty-first

Supplemental Indenture has been duly and effectively taken. The Series V Bonds in the hands of the holders thereof, and this Twenty-first Supplemental Indenture, are and will be, respectively, the legal, valid, and binding obligations of the Company.

     4.05. All the covenants and provisions of this Twenty-first Supplemental Indenture and of the Series V Bonds are for the sole and exclusive benefit of the parties hereto and the holders of the Bonds, and no others shall have any legal, equitable, or other right, remedy, or claim under or by reason of this Twenty-first Supplemental Indenture or of the Series V Bonds.

     4.06. The Trustee hereby approves the form of the permanent Series V Bonds and the form of Trustee's certificate pertaining thereto, all as hereinbefore recited, and the form of this Twenty-first Supplemental Indenture.

     4.07. This Twenty-first Supplemental Indenture is stated to be dated as of April 1, 1995. This is intended as and for a date for reference and for identification, the actual time of the execution hereof being the date set forth in the testimonium clause hereof.

     4.08. This Twenty-first Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed an original; and such counterparts shall constitute but one and the same instrument, which shall for all purposes be sufficiently evidenced by any such original counterpart.

     4.09. The cover of this Twenty-first Supplemental Indenture and all article and description headings, and the table of contents and marginal headings and notes, if any, are inserted for convenience only, and shall not affect any construction or interpretation hereof.

     IN WITNESS WHEREOF, Massachusetts Electric Company has caused this Twenty-first Supplemental Indenture to be executed, and its corporate seal to be hereto affixed, by its officers thereunto duly authorized, and State Street Bank and Trust Company has caused this Twenty-first Supplemental Indenture to be executed, and its corporate seal to be hereto affixed, by its officers thereunto duly authorized, all as of the day and year first above written, but actually executed on the 9th day of May, 1995.

                                  MASSACHUSETTS ELECTRIC
                                        COMPANY,


[Corporate Seal]


                                  By:       M. E. Jesanis
                                            M. E. Jesanis
                                            Treasurer


ATTEST:          Robert King Wulff
                 Robert King Wulff
                 Clerk



                                  STATE STREET BANK AND TRUST
                                    COMPANY,

                                  As Trustee,





                                  By:       Daniel Golden
                                            Daniel Golden
                                            Assistant Vice President
{Corporate Seal]

ATTEST:          Andrew M. Sinasky
                 Andrew M. Sinasky
                 Assistant Secretary

                            SCHEDULE A

    All and the same rights in lands in Lenox and Stockbridge, Berkshire
County, Massachusetts, which were conveyed to Massachusetts Electric Company by the following instruments:
                                   Recorded with
                                   Berkshire Middle
                                   District Deeds
                                   ----------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------
                              LENOX

Philip Formel         Aug.  30, 1994      1461   812 (SO.B.) Gen. 3106

                           STOCKBRIDGE

Ernest W. Hall        Mar.   1, 1994      1445   499 (SO.B.) Gen. 1521
Assadour O. Tavitian et ux         May    4, 1994    1461  808 (SO.B.) Gen. 1522

    All and the same rights in lands in Hancock, Berkshire County, Massachusetts, which were conveyed to Massachusetts Electric Company by the following instruments:

                                   Recorded with
                                   Berkshire North
                                   District Deeds
                                   ---------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                             HANCOCK

Folly Land Corp.      May    2, 1994       890  846  (NO.B.) Gen. 2531
Thomas DiCicco et ux  Sept. 12, 1994      Being Recorded  (NO.B.) Gen. 2532

     All and the same rights in lands in Alford, Egremont, Great Barrington, Monterey, Mount Washington, New Marlborough and Sheffield, Berkshire County,
Massachusetts, which were conveyed to Massachusetts Electric Company by the following instruments:

                                   Recorded with
                                   Berkshire South
                                   District Deeds
                                   ---------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                              ALFORD

G. Stephen Hamilton et al          Dec.  17, 1994     920    7 (SO.B.) Gen. 634

                             EGREMONT

Dennis M. Newnham et al            Mar.  31, 1994     894   50 (SO.B.) Gen. 4626
Phyllis Sussman       Apr.   1, 1994       894    56 (SO.B.) Gen. 4627
Dek Tillett et ux     May    3, 1994       897   208 (SO.B.) Gen. 4628

Kenneth Vermuelen et ux            June  21, 1994     902   85 (SO.B.) Gen. 4629
Margaret Christiana et al          Aug.  22, 1994     907  168 (SO.B.) Gen. 4630
Alan Papscun et ux    Oct.   8, 1994       912     6 (SO.B.) Gen. 4631

                         GREAT BARRINGTON

Doris M. Moore    (Fee)            Sept. 27, 1993     868   24 (SO.B.) Gen. 48A
Great Barrington Housing
    Authority         Nov.  26, 1993       883    84 (SO.B.) Gen. 1158
Lawrence S. Pratt     June   3, 1994       897   200 (SO.B.) Gen. 1159
James M. Cavanaugh, Tr.            June   3, 1994     897  204 (SO.B.) Gen. 1160
Michael G. Abdalla, Tr.            June   8, 1994     902   81 (SO.B.) Gen. 1161
J. Gail Berlinger     Aug.  16, 1994       907   181 (SO.B.) Gen. 1162
Southern Berkshire Chamber
     of Commerce, Inc.             Sept. 30, 1994     916   24 (SO.B.) Gen. 1163
George Goldleaf       June  17, 1994       916    29 (SO.B.) Gen. 1164
Reistan Enterprises, Inc.          July   8, 1994     916   35 (SO.B.) Gen. 1165
Richard Stanley et al,Trs.         Aug.   1, 1994     916   19 (SO.B.) Gen. 1166
James J. Yonkouski    July  13, 1994       916    11 (SO.B.) Gen. 1167
Marble Block Company  Aug.  15, 1994       916    15 (SO.B.) Gen. 1168
Paul S. Dickinson     Nov.  10, 1994       916     1 (SO.B.) Gen. 1169
Guido's Realty, Inc.  Feb.   7, 1995       926    86 (SO.B.) Gen. 1170
Simon's Rock Early College
    et al             Dec.  21, 1994       926    76 (SO.B.) Gen. 1171
Dietrich Meyerhofer et ux          Feb.  18, 1995     926   85 (SO.B.) Gen. 1172

                                   Recorded with
                                   Berkshire South
                                   District Deeds
                                   ---------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                             MONTEREY

Stevens Lake Associates,
    Inc.              Jan.  27, 1994       888   192 (SO.B.) Gen. 3540
Donald Amstead, Jr. et al          Aug.  17, 1994     907  189 (SO.B.) Gen. 3541
Mark Cohen et ux      Mar.   4, 1995       926    96 (SO.B.) Gen. 3542

                         MOUNT WASHINGTON

Bengt Granskog        Aug.  12, 1994       907   164 (SO.B.) Gen. 931

                         NEW MARLBOROUGH

John F. White et al   Dec.  30, 1993       888   191 (SO.B.) Gen. 4017
David Jacquier        June   9, 1994       902    78 (SO.B.) Gen. 4018
Martin Kaplan et al   June  28, 1994       902    77 (SO.B.) Gen. 4019
Alexander Vagliano    July  15, 1994       907   172 (SO.B.) Gen. 4020
David R. Thorne et ux Oct.  28, 1994       920     1 (SO.B.) Gen. 4021
Nancy R. McWilliams   Oct.   9, 1994       919   348 (SO.B.) Gen. 4022
SRF Realty Associates,Inc.         Oct.   9, 1994     919  344 (SO.B.) Gen. 4023

                            SHEFFIELD

F. Sydney Smithers, Tr.            Nov.  30, 1993     883   77 (SO.B.) Gen. 545
Henry J. Massini et ux             July  20, 1994     907  177 (SO.B.) Gen. 546

    All and the same rights in lands in Attleboro, Norton, Rehoboth, Seekonk and South Attleboro, Bristol County, Massachusetts, which were conveyed to Massachusetts Electric Company by the following instruments:

                                   Recorded with
                                   Bristol North
                                   District Deeds
                                   --------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                            ATTLEBORO

Marcel Trepanier      Nov.   1, 1993      5794    51 (ATT.) Gen. 1244
Roland Desmarais et al             Dec.  15, 1993    5894  280 (ATT.) Gen. 1245
Allen Homes Limited
    Partnership One   Jan.   5, 1994      5894   286 (ATT.) Gen. 1246
Allen Homes Limited
    Partnership One   Mar.  11, 1994      5966   293 (ATT.) Gen. 1247
Caponigro Development
    Corporation       Mar.  23, 1994      5966   292 (ATT.) Gen. 1248
Pitas Construction Company         Apr.  11, 1994    6002  241 (ATT.) Gen. 1249
Stanley J. Strycharz et al         June  17, 1994    6088  131 (ATT.) Gen. 1250
David R. Hughes et al June   6, 1994      6073   154 (ATT.) Gen. 1251
Edward J. Casey et al July  14, 1994      6109   144 (ATT.) Gen. 1252
David R. Hughes et al June   6, 1994      6073   154 (ATT.) Gen. 1253
Thomas R. Leblanc     July  19, 1994      6109   145 (ATT.) Gen. 1254
Frank Pasek           July   6, 1994      6109   141 (ATT.) Gen. 1255
John E. Case, Tr.     July  18, 1994      6150   183 (ATT.) Gen. 1256
Thomas A. Reeves et al             Sept. 19, 1994    6164  337 (ATT.) Gen. 1257
Amalgamated Financial
    Group, VIII L.P.  Aug.  25, 1994      6204   156 (ATT.) Gen. 1258
Leo J. Giannino       Sept. 22, 1994      6204   163 (ATT.) Gen. 1259
Stanley J. Strycharz et al         Jan.  10, 1995    6279  321 (ATT.) Gen. 1260
Seven Mile River, Inc.             Jan.   7, 1995    6279  322 (ATT.) Gen. 1261
David S. Wagle et al  Jan.  21, 1995      6326    12 (ATT.) Gen. 1262
Glen E. Robertson     Jan.  18, 1995      6326    20 (ATT.) Gen. 1263
Helene F. Dwyer et al Feb.   9, 1995      6326    28 (ATT.) Gen. 1264
Amalgamated Financial
    Group, VIII L.P.  Feb.  27, 1995      6326    29 (ATT.) Gen. 1265

                              NORTON

Robert B. Medeiros Jr.
    et ux             Sept. 13, 1993      5706   150 (ATT.) Gen. 503
Stanson Builders, Inc.             Nov.   3, 1993    5794   47 (ATT.) Gen. 504
Madison Finance Corp. Feb.   1, 1994      5885   179 (ATT.) Gen. 505
Paul H. Murphy et al  Feb.   4, 1994      5947     7 (ATT.) Gen. 506
Bryan J. Dague        Feb.   1, 1994      5947     1 (ATT.) Gen. 507

                                   Recorded with
                                   Bristol North
                                   District Deeds
                                   --------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                              NORTON

Kenneth J. Doucette et al          Feb.   2, 1994    5947   13 (ATT.) Gen. 508

Timothy deMartin      Apr.  14, 1994      6039   178 (ATT.) Gen. 509
Edward J. Medeiros, Tr.            Apr.  26, 1994    6039  179 (ATT.) Gen. 510
A. Arnold Waterman et al           May    3, 1994    6039  182 (ATT.) Gen. 511
Stephen M. DeVincent et al         May   13, 1994    6039  181 (ATT.) Gen. 512
Arthur J. Amaral, Tr. June  15, 1994      6066   214 (ATT.) Gen. 513
Mark S. Giblin, Sr.   June   3, 1994      6073   155 (ATT.) Gen. 514
Arthur F. Taylor, Jr.
    et ux             July   9, 1994      6109   143 (ATT.) Gen. 515
Jeffrey H. Fisk et al July  27, 1994      6117    69 (ATT.) Gen. 516
Charles H. Perry, Jr. Aug.  18, 1994      6204   154 (ATT.) Gen. 517
James J. Elliott, Jr. Sept.  8, 1994      6164   350 (ATT.) Gen. 518
Robert B. Medeiros, Sr.
    et al, Tr.        Nov.   1, 1994      6216    77 (ATT.) Gen. 519
Dale W. Bishop et al  Jan.   9, 1995      6279   324 (ATT.) Gen. 520
SHER-CORP, LTD.       Jan.   9, 1995      6279   325 (ATT.) Gen. 521
John N. Schneider, Jr.             Jan.  31, 1995    6326    7 (ATT.) Gen. 522
Alfred A. Gariepy et al            Jan.  23, 1995    6326    8 (ATT.) Gen. 523
Andrew Jurgilewicz    Jan.  22, 1995      6326     9 (ATT.) Gen. 524
Creative Homes, Inc.  Mar.  13, 1995      6326     2 (ATT.) Gen. 525

                             REHOBOTH

Ruth Coburn et al     Apr.  30, 1986      6066   215 (ATT.) Gen. 354
Arthur R. DiIorio et ux            Jan.  13, 1994    5894  281 (ATT.) Gen. 373
Anthony M. Lunghi et ux            Mar.   8, 1994    5947   19 (ATT.) Gen. 374
Albert W. Berry et ux Mar.  23, 1994      6002   236 (ATT.) Gen. 375
William J. Drohan et al            Apr.  11, 1994    6002  237 (ATT.) Gen. 376
Marguerite Q. Tarter  Apr.  13, 1994      6039   180 (ATT.) Gen. 377
Alvaro S. Sousa et ux May   11, 1994      6088   130 (ATT.) Gen. 378
Jean Paul Barriere et ux           Apr.  30, 1994    6039  191 (ATT.) Gen. 379
Rehoboth Antiquarian
    Society           July  18, 1994      6109   142 (ATT.) Gen. 380
Scott J. Douglass et ux            July  14, 1994    6109  146 (ATT.) Gen. 381
Catherine Young       July  22, 1994      6117    70 (ATT.) Gen. 382
Leonard Mills, Sr.    July  20, 1994      6117    71 (ATT.) Gen. 383
Ronald C. Westberg et al           Oct.  14, 1994    6204  171 (ATT.) Gen. 384
Kenneth R. Marchand et al          Dec.   1, 1994    6326    1 (ATT.) Gen. 385
Jeffrey Fisk          Jan.   3, 1995      6279   306 (ATT.) Gen. 386
Richard A. Demers, Tr.             Dec.  27, 1994    6279  313 (ATT.) Gen. 387

                             SEEKONK

Keith J. Correia, Inc.             Dec.   2, 1993    5806   75 (ATT.) Gen. 838
Ronald W. Robson      Nov.  23, 1993      5894   282 (ATT.) Gen. 839
Richard L. Lundgren et al          Mar.  17, 1994    5966  290 (ATT.) Gen. 840
Frederick E. Gillett et al         Mar.  26, 1994    5966  291 (ATT.) Gen. 841
Mark D. Hayes et al   Apr.  20, 1994      6039   187 (ATT.) Gen. 842
Darling Development
    Corporation       May   20, 1994      6066   213 (ATT.) Gen. 843
Louis S. Rose et al   July  14, 1994      6117    76 (ATT.) Gen. 844
Gary Najas et al      July  19, 1994      6117    72 (ATT.) Gen. 845
Wal-Mart Stores, Inc. Sept. 16, 1994      6164   344 (ATT.) Gen. 846
Yellow Freight System,Inc.         Oct.   3, 1994    6204  165 (ATT.) Gen. 847
Seekonk Water District             Dec.  19, 1994    6279  293 (ATT.) Gen. 848
Richard L. Lundgren, Jr.
    et al             Dec.  23, 1994      6279   295 (ATT.) Gen. 849
Jose A. Ramos et al   Dec.  31, 1994      6279   300 (ATT.) Gen. 850
Ross H. Kingston et al             Jan.  13, 1995    6279  301 (ATT.) Gen. 851
Sagar's Services, Inc.             Jan.  13, 1995    6326   10 (ATT.) Gen. 852

                         SOUTH ATTLEBORO

Barry T. Brewer       Sept.  8, 1994      6204   161 (ATT.) Gen. 1101

    All and the same lands and rights in lands in Andover, Lawrence, Methuen and North Andover, Essex County, Massachusetts, which were conveyed to Massachusetts Electric Company by the following instruments (conveying rights of way unless otherwise indicated):

                                   Recorded with
                                   Essex North
                                   District Deeds
                                   --------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                             ANDOVER

Yvon Cormier et al, Trs.           Aug.  30, 1993    3850  344 (LAW.) Gen. 2748
George Morey, Tr.     Sept. 23, 1993      3856   224 (LAW.) Gen. 2749
Douglas Barron        Sept. 20, 1993      3856   223 (LAW.) Gen. 2750
Sebastian G. Marino et ux          Nov.   5, 1993    3587  200 (LAW.) Gen. 2751
Magee Construction
    Company, Inc.     Oct.  22, 1993      3887    25 (LAW.) Gen. 2752
Hills-Mor Construction
    Company, Inc.     Nov.  17, 1993      3908   306 (LAW.) Gen. 2753
Mark F. Tassinari et al            Nov.  16, 1993    3908  310 (LAW.) Gen. 2754
John K. Saia et al    Nov.  16, 1993      3908   314 (LAW.) Gen. 2755
C. Richard Barrett    Nov.  16, 1993      3908   318 (LAW.) Gen. 2756
Marion Barrett, Tr.   Nov.  17, 1993      3908   322 (LAW.) Gen. 2757
Charles Patti         Nov.  19, 1993      3946    50 (LAW.) Gen. 2758
Lawrence Young Men's
    Christian Association
    of Lawrence       Nov.  30, 1993      3946    46 (LAW.) Gen. 2759
Thomas J. Carens, Tr. Dec.   8, 1993      3946    47 (LAW.) Gen. 2760
North Andover Realty
    Corporation       Dec.  14, 1993      3946    53 (LAW.) Gen. 2761
Mary R. Furnari       Dec.  29, 1993      3982     3 (LAW.) Gen. 2762
Joseph S. Tornatore et ux          Jan.  10, 1994    3982   11 (LAW.) Gen. 2764
Yvon Cormier, Tr.     Dec.  28, 1992      3632   277 (LAW.) Gen. 2765
Mark S. Maesano et al Jan.  21, 1994      4001    54 (LAW.) Gen. 2766
Helen E. Little et al,Trs.         Mar.   1, 1994    4001   48 (LAW.) Gen. 2767
Butler Properties, Inc.            Mar.  14, 1994    4020  264 (LAW.) Gen. 2768
Eunice G. Sweeney     Mar.  23, 1994      4052   172 (LAW.) Gen. 2769
Russell G. Doyle, Tr. Apr.   6, 1994      4042   108 (LAW.) Gen. 2770
Ernest N. Hall et al  Apr.  19, 1994      4042   110 (LAW.) Gen. 2771
Spruce Tree Limited
    Partnership       Apr.  25, 1994      4042   109 (LAW.) Gen. 2772
Robert B. Reilly et al             May    2, 1994    4052  167 (LAW.) Gen. 2773
Paul R. Hamer et ux   May    9, 1994      4052   168 (LAW.) Gen. 2774
Andover Community Trust,
    Inc.              May   11, 1994      4061   137 (LAW.) Gen. 2776
Terrance P. Schwing et al          Apr.  11, 1994    4066   38 (LAW.) Gen. 2777
New England Bible Church           May   25, 1994    4078   87 (LAW.) Gen. 2778
Flintlock, Inc.       June   2, 1994      4066    36 (LAW.) Gen. 2779
Michael E. Farnola et ux           June  21, 1994    4078   95 (LAW.) Gen. 2781
Father Marion T. Gorzela
    et ux             July   8, 1994      4103   331 (LAW.) Gen. 2782
Richard Alan Donovan  July  18, 1994      4103   338 (LAW.) Gen. 2783
Christopher J. Perry  July  29, 1994      4111   330 (LAW.) Gen. 2784

Mark S. Curtin et ux  Aug.   2, 1994      4111   329 (LAW.) Gen. 2785
Andover Mills Realty
    Limited, Partnership           June  30, 1994    Being Recorded (LAW.) Gen. 2786
Nicholas D. Aznoian, Tr.           Sept.  6, 1994    Being Recorded (LAW.) Gen. 2787
Henry D. Audesse et al,
    Trs.              Sept. 21, 1994      Being Recorded  (LAW.) Gen. 2788
Yvon Cormier Construction
    Corp.             Sept. 22, 1994      Being Recorded  (LAW.) Gen. 2789
Danforth/Carey & Co., Inc.         Oct.  18, 1994    Being Recorded (LAW.) Gen. 2790
Allan Malcolm et ux   Oct.  18, 1994      Being Recorded  (LAW.) Gen. 2791
Thomas Jay Thomas et ux            Oct.  14, 1994    Being Recorded (LAW.) Gen. 2792
Raymond Y. Cormier, Tr.            Oct.  28, 1994    Being Recorded (LAW.) Gen. 2793
West Hollow Limited
    Partnership       Dec.   9, 1994      Being Recorded  (LAW.) Gen. 2794
Gary A. Burke         Dec.   2, 1994      Being Recorded  (LAW.) Gen. 2795
Supervalu Operations, Inc.         Nov.  30, 1994    Being Recorded (LAW.) Gen. 2797
Magee Construction Company
    Inc.              Dec.  28, 1994      Being Recorded  (LAW.) Gen. 2798
Michael T. Andrews    Dec.  22, 1994      Being Recorded  (LAW.) Gen. 2799
Gerard A. Dubois et al,
    Trs.              Jan.  13, 1995      Being Recorded  (LAW.) Gen. 2800
Town of Andover       Dec.  19, 1994      Being Recorded  (LAW.) Gen. 2801
Gerald S. Ogan et al, Trs.         Feb.   8, 1995    Being Recorded (LAW.) Gen. 2802
Yvon Cormier et al, Trs.           Mar.   1, 1995    Being Recorded (LAW.) Gen. 2803

                                   Recorded with
                                   Essex North
                                   Registry District
                                   of the Land Court
                                   -----------------
Grantors              Date         Doc.No.        Cert.No.  Prop. No.
--------              ----         ------ ------- --------

Beverly J. Macleod    Jan.  20, 1994      58119   11658     (LAW.) Gen. 2763
George T. Borstell et al,
    Trs.              May   20, 1994      59049   11883     (LAW.) Gen. 2775
Merrimack College     June   7, 1994      59135    3281     (LAW.) Gen. 2780
                                    3381
Nancy A. Godek        Nov.  29, 1994      60466    8984     (LAW.) Gen. 2796

                                   Recorded with
                                   Essex North
                                   District Deeds
                                   --------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                             LAWRENCE

Donald M. Goulet et ux             Sept.  8, 1993 3850       341 (LAW.) Gen. 2172
Mark Berube et al     Dec.   6, 1993      3946      49      (LAW.) Gen. 2173
Raymond Stoodley et al             Oct.  30, 1993 3946        48 (LAW.) Gen. 2174
George Kline Boyd     Feb.  17, 1994      4001      49      (LAW.) Gen. 2175
Sharon C. Donovan     March  7, 1994      4010     229      (LAW.) Gen. 2176
Merit Oil Company     June  17, 1994      4078      99      (LAW.) Gen. 2177
Dianne R. Luistro, Tr.             June  28, 1994 Being Recorded (LAW.) Gen. 2178
The City of Lawrence  July  15, 1994      4103     332      (LAW.) Gen. 2179
Lawrence General Hospital          July   7, 1994 4111       335 (LAW.) Gen. 2180
Samuel Taveras et al  Oct.  21, 1994      Being Recorded    (LAW.) Gen. 2181
The City of Lawrence  Oct.  26, 1994      Being Recorded    (LAW.) Gen. 2182

Greater Lawrence Habitat for
    Humanity, Inc.    Nov.  25, 1994      Being Recorded    (LAW.) Gen. 2183
John C. Tombarello    Jan.  10, 1995      Being Recorded    (LAW.) Gen. 2184
Lawrence Pumps, Inc.  Jan.  27, 1995      Being Recorded    (LAW.) Gen. 2185

                             METHUEN

Alcro Limited Partnership          June  18, 1993 3792       244 (LAW.) Gen. 1274
Bradford Meadows, Inc.             Sept. 22, 1993 3856       229 (LAW.) Gen. 1275
Theresa C. Korzeb, Tr.             Oct.  30, 1993 3908       301 (LAW.) Gen. 1276
James W. Wright et al,Trs.         Oct.  29, 1994 3878         3 (LAW.) Gen. 1277
Premier Homes, Inc.   Sept.  7, 1994      Being Recorded    (LAW.) Gen. 1278
Timothy D. Sullivan   Oct.  26, 1994      Being Recorded    (LAW.) Gen. 1280

                                   Recorded with
                                   Essex North
                                   Registry District
                                   of the Land Court
                                   -----------------
Grantors              Date         Doc.No.        Cert.No.  Prop. No.
--------              ----         ------ ------- --------

Fellowship Bible Church            Oct.  20, 1994 32565     11963     (LAW.) Gen. 1279
                      60075

                                   Recorded with
                                   Essex North
                                   District Deeds
                                   --------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                          NORTH ANDOVER

White Birch Construction
    Co., Inc.         Aug.  26, 1993      3850     332      (LAW.) Gen. 3074
Town of North Andover Sept. 13, 1993      3850     342      (LAW.) Gen. 3076
Franklin S. Davis et al,
    Trs.              Oct.   5, 1993      3862     227      (LAW.) Gen. 3077
George R. Barker, Jr. Oct.   4, 1993      3862     228      (LAW.) Gen. 3078
Town of North Andover Sept. 27, 1993      3887      20      (LAW.) Gen. 3079
Thomas D. Laudani et al,
    Trs.              Oct.  18, 1993      3887      21      (LAW.) Gen. 3080
James F. Palazzo et ux             Nov.   4, 1993 3908       326 (LAW.) Gen. 3081
Michael V. Equi et ux Nov.   8, 1993      3908     330      (LAW.) Gen. 3082
Barbara C. Neiley et al,
    Trs.              Dec.   3, 1992      3611     265      (LAW.) Gen. 3083
Flintlock, Inc.       Jan.   7, 1994      3982       2      (LAW.) Gen. 3084
Flintlock, Inc.       Jan.   7, 1994      3982       1      (LAW.) Gen. 3085
Thomas D. Laudani, Tr.             Jan.  28, 1994 3982         7 (LAW.) Gen. 3086


                                   Recorded with
                                   Essex North
                                   District Deeds
                                   --------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                          NORTH ANDOVER

John G. McLean, Jr.   Feb.   9, 1994      4001      47      (LAW.) Gen. 3087
Kensington Woods Limited
    Partnership's Franklin Farms
    G.P., Inc. of Delaware         Jan.  31, 1994 4001        50 (LAW.) Gen. 3088
Steven Gardell et al  Feb.  28, 1994      4010     228      (LAW.) Gen. 3089
Brooks School         Mar.  24, 1994      4020     263      (LAW.) Gen. 3092
Brooks School         Mar.  28, 1994      4020     268      (LAW.) Gen. 3093
Grasso Construction Co.,
    Inc.              May   25, 1994      4066      37      (LAW.) Gen. 3097
Thomas D. Laudani et al,
    Trs.              June  13, 1994      4070      30      (LAW.) Gen. 3098
J.D.P. Development Co.,
    Inc.              June  30, 1994      4103       333    (LAW.) Gen. 3102
Thomas Laudani, Tr.   July   6, 1994      4103       343    (LAW.) Gen. 3103
JDP Development Company,
    Inc.              Aug.  22, 1994      4112     235      (LAW.) Gen. 3107
White Birch Construction
    Co., Inc.         Aug.  17, 1994      Being Recorded    (LAW.) Gen. 3108
Joseph J. Barbagallo, Jr.          Sept. 12, 1994 Being Recorded (LAW.) Gen. 3109
Town of North Andover Sept.  7, 1994      Being Recorded    (LAW.) Gen. 3110
Carole Shibles et al, Trs.         Sept. 22, 1994 Being Recorded (LAW.) Gen. 3112
Kenneth C. K. Wong et al,
    Trs.              Aug.  12, 1994      Being Recorded    (LAW.) Gen. 3113
North Andover Assisted Living
   Limited Partnership             Oct.  19, 1994 Being Recorded (LAW.) Gen. 3114
Thomas D. Laudani, Tr.             Dec.  13, 1994 Being Recorded (LAW.) Gen. 3115
Franklin S. Davis et al,
    Trs.              Dec.   8, 1994      Being Recorded    (LAW.) Gen. 3116
John F. McGarry, Tr.  Oct.  25, 1994      Being Recorded    (LAW.) Gen. 3118
Robert C. Bailey et al,
    Trs.              Nov.  14, 1994      Being Recorded    (LAW.) Gen. 3119
Angus Realty Corporation           Dec.  12, 1994 Being Recorded (LAW.) Gen. 3120
City of Lawrence      Nov.  22, 1994      Being Recorded    (LAW.) Gen. 3121
Neil C. Patnaude et ux             Jan.   3, 1995 Being Recorded (LAW.) Gen. 3122
Edmund F. Leland, III et
    al, Trs.          Dec.  17, 1994      Being Recorded    (LAW.) Gen. 3123
First City Development
    Corp.             Jan.   5, 1995      Being Recorded    (LAW.) Gen. 3124
Mark Donald Fielder et ux          Feb.  22, 1995 Being Recorded (LAW.) Gen. 3125

                                   Recorded with
                                   Essex North
                                   Registry District
                                   of the Land Court
                                   -----------------
Grantors              Date         Doc.No.        Cert.No.  Prop. No.
--------              ----         ------ ------- --------

Town of North Andover Aug.   2, 1993      56903    1260     (LAW.) Gen. 3075
Copley Development Corp.           May   11, 1994 58931     11903     (LAW.) Gen. 3094
Maurice J. Caruso, Tr.             May   17, 1994 59102     11729     (LAW.) Gen. 3095
Maurice J. Caruso, Tr.             May   17, 1994 59103     11729     (LAW.) Gen. 3096
Andrew & Maurice Builders,
    Inc.              June  10, 1994      59134   11906     (LAW.) Gen. 3099
Andrew & Maurice Builders,
    Inc.              June  10, 1994      59133   11905     (LAW.) Gen. 3100
Maurice J. Caruso, Tr.             July  21, 1994 59532     11729     (LAW.) Gen. 3104
Maurice J. Caruso, Tr.             July  21, 1994 59531     11729     (LAW.) Gen. 3105

Maurice J. Caruso, Tr.             July  21, 1994 59530     11729     (LAW.) Gen. 3106
Belford Construction
    Incorporated      Sept. 22, 1994      60303   11901     (LAW.) Gen. 3111
Jacques A. Marchand, Tr.           Nov.   1, 1994 60465     12024     (LAW.) Gen. 3117

    All and the same lands and rights in lands in Amesbury, Beverly, Boxford, Essex, Gloucester, Hamilton, Haverhill, Lynn, Manchester, Newbury,
Newburyport, Rockport, Salem, Salisbury, Saugus, Swampscott, Topsfield,
Wenham, and West Newbury, Essex County, Massachusetts, which were conveyed to
Massachusetts Electric Company by the following instruments (conveying rights of way unless otherwise indicated):

                                   Recorded with
                                   Essex South
                                   District Deeds
                                   --------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                             AMESBURY

Bradku, Inc.          Dec.  20, 1993      12419     28      (AMES.) Gen. 741
William S. Ring, Jr. et al         Dec.   6, 1993 12419       33 (AMES.) Gen. 742
Waste Management Disposal Services
    of Massachusetts, Inc.         Jan.  13, 1994 12439      294 (AMES.) Gen. 743
Bradley M. Kutcher, Tr.            Feb.  23, 1994 12447      162 (AMES.) Gen. 744

                                   Recorded with
                                   Essex South
                                   District Deeds
                                   --------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                             BEVERLY

North Shore Heritage
    Associates, Inc.  Aug.  13, 1993      12238    348      (BEV.) Gen. 2543
Joseph W. Rumbough III
    et ux             Aug.  25, 1993      12166    581      (BEV.) Gen. 2544
Philip A. Thomason et al           Oct.  21, 1993 12238      358 (BEV.) Gen. 2545
City of Beverly       Nov.  18, 1993      12419     20      (BEV.) Gen. 2546
William F. O'Brien et al           Jan.   3, 1994 12419       34 (BEV.) Gen. 2547
Beverly Hospital
    Corporation       Feb.  23, 1994      12518    234      (BEV.) Gen. 2548
Harriet Campbell      Mar.   7, 1994      12518    235      (BEV.) Gen. 2549
Jack French Jr. et ux Mar.  17, 1994      12518    236      (BEV.) Gen. 2550
James P. Noonan et ux Mar.  28, 1994      12605    316      (BEV.) Gen. 2551
Leo J. Kiley et al    July  28, 1994      12711    271      (BEV.) Gen. 2552
First City Development
    Corp.             July  21, 1994      12811     59      (BEV.) Gen. 2553
Jeffrey S. Bunk       Sept. 19, 1994      12811     63      (BEV.) Gen. 2554
David M. Fellows et ux             Oct.   1, 1994 12811       77 (BEV.) Gen. 2555
Ronald J. Jackson et al            Nov.   4, 1994 12875       71 (BEV.) Gen. 2556
Scott A. Robinson et al            Nov.  17, 1994 12875       66 (BEV.) Gen. 2557
Joan L. Kulukundis, Tr.            Dec.   5, 1994 12925      363 (BEV.) Gen. 2558
Diane J. Delaney et al,
    Trs.              Jan.   6, 1995      12925    403      (BEV.) Gen. 2559
A. Theodore Johnson III
    et al             Feb.  21, 1995      12959    436      (BEV.) Gen. 2560

Maplewood Village Limited
   Partnership        Aug.  12, 1994      Being Recorded    (BEV.) Gen. 2561

                             BOXFORD

Edmond R. LeClair, Tr.             Sept. 30, 1993 12238      342 (LAW.) Gen. 736
Frances M. Cross et al,
    Trs.              Dec.  10, 1993      12419     24      (LAW.) Gen. 738
High Street Builders, Inc.         Dec.  17, 1993 12439      318 (LAW.) Gen. 740
Peter L. Sterndale et al           Dec.   7, 1993 12439      314 (LAW.) Gen. 741
Robert P. Wasak et al Dec.   1, 1993      12439    310      (LAW.) Gen. 742
Ralph W. Sherrick et al            Dec.  12, 1993 12439      306 (LAW.) Gen. 743
Robert E. Phillips et al           Dec.  16, 1993 12439      302 (LAW.) Gen. 744
Linda J. Maciel       Dec.  14, 1993      12439    298      (LAW.) Gen. 745
Wendy A. Gibeley et al             Feb.   4, 1994 12439      297 (LAW.) Gen. 746
Edmond R. LeClair, Tr.             Feb.  21, 1994 12474      213 (LAW.) Gen. 747
Paul K. Soucy et al   Feb.  28, 1994      12518    237      (LAW.) Gen. 748
Paula H. Briggs       June  13, 1994      12656    237      (LAW.) Gen. 752
Frank Berecz et ux    June  20, 1994      12656    241      (LAW.) Gen. 753
Danforth/Carey & Co., Inc.         June  28, 1994 12711      217 (LAW.) Gen. 754
Norman W. Eddy et ux  July   6, 1994      12711    211      (LAW.) Gen. 755
William Glazier et al July  12, 1994      12711    233      (LAW.) Gen. 756
Keith Kanemoto        June  30, 1994      12711    245      (LAW.) Gen. 757
David Mazzola et al   July  25, 1994      12711    240      (LAW.) Gen. 758
Charles E. Whitney, Tr.            Aug.  10, 1994 12730      249 (LAW.) Gen. 760
Baldpate Pond Limited
    Partnership       July  29, 1994      12697    468      (LAW.) Gen. 761
Baldpate Pond Limited
    Partnership       Aug.   5, 1994      12699    539      (LAW.) Gen. 762
Martin W. Hill et al, Trs.         Sept.  1, 1994 12771      351 (LAW.) Gen. 763
John J. Yuskowski et al            Sept. 12, 1994 12771      355 (LAW.) Gen. 764
Town of Boxford       Sept. 22, 1994      12811     43      (LAW.) Gen. 765
John F. Baer, Jr., Tr.             Sept. 22, 1994 12811       33 (LAW.) Gen. 766
Hale G. Humphrey et ux             Oct.  19, 1994 12875       37 (LAW.) Gen. 767
Gillian F. Mark       June  27, 1994      12811     48      (LAW.) Gen. 768
Baldpate Pond Limited
    Partnership       Oct.   4, 1994      Being Recorded    (LAW.) Gen. 769
Baldpate Pond Limited
    Partnership       Dec.  29, 1994      Being Recorded    (LAW.) Gen. 770
Damon J. Dustin et al Dec.  31, 1994      12959    423      (LAW.) Gen. 771

                                   Recorded with
                                   Essex South
                                   Registry District
                                   of the Land Court
                                   -----------------
Grantors              Date         Doc.No.        Cert.No.  Prop. No.
--------              ----         ------ ------- --------

Baldpate Pond Limited
    Partnership       Dec.  21, 1993      294653  63409     (LAW.) Gen. 737
David A. Hilton et al Mar.  30, 1994      298670  64103     (LAW.) Gen. 750
Marylee Messina, Tr.  Mar.  11, 1994      298671  64118     (LAW.) Gen. 751
David G. Broms et al  July   9, 1994      302792  63572     (LAW.) Gen. 759
Baldpate Pond Limited
    Partnership       July  19, 1994      300776  63409     (LAW.) Gen. 761

                                   Recorded with
                                   Essex South
                                   District Deeds
                                   --------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                              ESSEX

John P. Kotch et ux   Aug.  20, 1993      12238    346      (GLOU.) Gen. 407
Stephen P. Edington et ux          Oct.   9, 1993 12238      357 (GLOU.) Gen. 408
Stephen Kelly et al   Nov.   3, 1993      12320    105      (GLOU.) Gen. 409
Michael L. Byrne et al             May   16, 1994 12605      317 (GLOU.) Gen. 410
John Lambros          Nov.  21, 1994      12875    139      (GLOU.) Gen. 411
Paul J. Banville et al             Nov.  18, 1994 12875      131 (GLOU.) Gen. 412
Thomas H. Henderson, Tr.           Dec.  14, 1994 Being Recorded (GLOU.) Gen. 413

                            GLOUCESTER

Gaetano S. LoGrande et ux          Sept. 17, 1993 12166      593 (GLOU.) Gen. 3381
John J. McCarthy et al             Nov.   8, 1993 12269      588 (GLOU.) Gen. 3382
Andrew L. Sargent et ux            Nov.  13, 1993 12320      108 (GLOU.) Gen. 3383
Peter W. Asaro et ux  Oct.  21, 1993      12320    106      (GLOU.) Gen. 3384
Thomas G. Osborne     Nov.  16, 1993      12320    107      (GLOU.) Gen. 3385
David J. Flaherty et ux            Nov.  22, 1993 12419       19 (GLOU.) Gen. 3386
McCarthy Builders and
    Developers, Inc.  Jan.  28, 1994      12439    295      (GLOU.) Gen. 3387
Paul E. Brown et al   Apr.   4, 1994      12572    529      (GLOU.) Gen. 3389
Christopher C. French
    et al             Apr.  21, 1994      12572    531      (GLOU.) Gen. 3390
George F. Cronin et als,
    Trs.              Apr.  29, 1994      12572    542      (GLOU.) Gen. 3391
Salem Five Cents Savings
    Bank              Apr.  29, 1994      12572    549      (GLOU.) Gen. 3391
David Williams et al  May    6, 1994      12583    253      (GLOU.) Gen. 3392
Essex County Greenbelt
     Association, Inc.             May    6, 1994 12583      252 (GLOU.) Gen. 3393
McCarthy Builders and
     Developers, Inc. Apr.  29, 1994      12557    144      (GLOU.) Gen. 3394
Vincent P. Orlando et al           May   10, 1994 12583      254 (GLOU.) Gen. 3395
Melanie A. Roberts et al           May    9, 1994 12583      255 (GLOU.) Gen. 3396
Jeffrey A. Glaser et al            May   12, 1994 12605      315 (GLOU.) Gen. 3397
Pasquale Barletta et al            June   6, 1994 12633      374 (GLOU.) Gen. 3398
Richard A. Barletta   June   1, 1994      12633    379      (GLOU.) Gen. 3399
William A. Loiacano et ux          July  15, 1994 12711      206 (GLOU.) Gen. 3400
Dana Craaybeek et ux  July   6, 1994      12711    205      (GLOU.) Gen. 3401
Evelyn M. Craaybeek   July  22, 1994      12711    272      (GLOU.) Gen. 3402
Donald L. Robbins     Aug.  22, 1994      12771    344      (GLOU.) Gen. 3403
Marjorie A. Erkkila   Aug.  10, 1994      12771    342      (GLOU.) Gen. 3404
Kathleen L. Erkkila   Aug.  15, 1994      12771    343      (GLOU.) Gen. 3405
McCarthy Builders and
     Developers, Inc. Sept. 30, 1994      12769    234      (GLOU.) Gen. 3406
Kenneth R. Nickerson, Tr.          Oct.   6, 1994 12811       31 (GLOU.) Gen. 3407
Newell Flather, Executor of
    the Estate of Elizabeth
    N. Flather        Aug.   5, 1994      12745    258      (GLOU.) Gen. 3408
Ralph R. Oliver       Nov.  15, 1994      12875    135      (GLOU.) Gen. 3409
Albert W. Bolton et al,
    Trs.              Nov.  17, 1994      12875    125      (GLOU.) Gen. 3410
Marion D. Hager, Trustee           Nov.  14, 1994 12875      120 (GLOU.) Gen. 3411

William A. Loicano et al           Oct.  27, 1994 12875      136 (GLOU.) Gen. 3412
Catherine A. Henry, Tr.            Nov.   1, 1994 12875      137 (GLOU.) Gen. 3413
Robert P. Frontiero et al          Oct.  21, 1994 12875      134 (GLOU.) Gen. 3414
Arthur H. Sawyer, Jr. Nov.  25, 1994      12875    133      (GLOU.) Gen. 3415
Richard C. Hilshey et al           Oct.  26, 1994 12875      138 (GLOU.) Gen. 3416
Donald H. Cook, Tr.   Dec.  27, 1995      12925    459      (GLOU.) Gen. 3417
John J. Lawler et al  Dec.   2, 1994      12959    437      (GLOU.) Gen. 3418
Bernard M. Amero et al             Mar.   2, 1995 Being Recorded (GLOU.) Gen. 3419
Joseph V. Vizena, III
    et al             Sept. 14, 1994      Being Recorded    (GLOU.) Gen. 3420

                                   Recorded with
                                   Essex South
                                   Registry District
                                   of the Land Court
                                   -----------------
Grantors              Date         Doc.No.        Cert.No.  Prop. No.
--------              ----         ------ ------- --------

Scott A. Barry et ux  Feb.   1, 1994      296638  63906     (GLOU.) Gen. 3388

                                   Recorded with
                                   Essex South
                                   District Deeds
                                   --------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                             HAMILTON

Elizabeth H. Heffernan
    et ux             Sept. 28, 1993      12166    594      (BEV.) Gen. 2490
Michael J. Michaud et ux           Dec.  24, 1993 12419       23 (BEV.) Gen. 2491
Dean G. Perkins et ux Feb.   2, 1994      12474    211      (BEV.) Gen. 2492
Thomas J. Connors et al            May   19, 1994 12605      318 (BEV.) Gen. 2493
Thomas R. Riley, Jr. et ux         June  17, 1994 12656      232 (BEV.) Gen. 2494
Mary K. Shannon       June  22, 1994      12656    227      (BEV.) Gen. 2495
Andrea N. Tavares     Oct.   4, 1994      12875    101      (BEV.) Gen. 2496
Mark E. Lampert-Boden
    et al             Nov.  18, 1994      12875     89      (BEV.) Gen. 2497
Robert J. Froeber, Jr.
    et ux             Oct.  11, 1994      12875     81      (BEV.) Gen. 2498
John R. Pingree       Nov.  16, 1994      12875     76      (BEV.) Gen. 2499
George E. Benoit, Jr.,
    Trustee           Nov.  19, 1994      12875     94      (BEV.) Gen. 2800
Timothy H. Robinson et ux          Jan.  17, 1995 12925      444 (BEV.) Gen. 2801
Robert L. Clark, Tr.  Jan.  17, 1995      Being Recorded    (BEV.) Gen. 2802

                            HAVERHILL

Kimberley S. Rogers, Tr.           Nov.  16, 1993 12269      589 (HAV.) Gen. 3366
Buzco, Inc.           Nov.  30, 1993      12298    266      (HAV.) Gen. 3367
Nicor, Inc.           May   19, 1994      12633    381      (HAV.) Gen. 3368
Forest Acres of Haverhill
    Associates Limited
    Partnership       May   27, 1994      12633    361      (HAV.) Gen. 3369
William S. Faraci, Tr.             June   8, 1994 12633      367 (HAV.) Gen. 3370
Evergreen Associates
    Limited Partnership            June   9, 1994 12711      222 (HAV.) Gen. 3371

James A. Mahoney and Sons,
    Inc.              July  13, 1994      12711    260      (HAV.) Gen. 3372
Katherine Tzatzos et al            July  18, 1994 12711      265 (HAV.) Gen. 3373
Riverbank Development
    Corporation       July  18, 1994      12711    255      (HAV.) Gen. 3374
Robert A. Masys       July  15, 1994      12711    251      (HAV.) Gen. 3375
S & P Development
    Corporation       July  28, 1994      12719    191      (HAV.) Gen. 3376
Yvon Comier Construction
    Corp.             Sept.  6, 1994      12771    346      (HAV.) Gen. 3377
Michael J. Maroney et al,
    Tr.               Aug.   2, 1994      12719    201      (HAV.) Gen. 3378
Barbara J. Ziminski   Aug.  23, 1994      12755    438      (HAV.) Gen. 3378
Auclair Builders,
    Incorporated      Aug.   5, 1994      12719    195      (HAV.) Gen. 3379
Brice Builders, Inc.  Sept.  9, 1994      12811     37      (HAV.) Gen. 3380
Robert J. Letourneau et al         Sept.  9, 1994 12811       54 (HAV.) Gen. 3381
Henry J. Powell et al,Trs.         Sept.  7, 1994 12925      429 (HAV.) Gen. 3382
Robert A. Masys et al Nov.  10, 1994      12851    572      (HAV.) Gen. 3383
Persimmon at Bradford
    Limited Partnership            Dec.   6, 1994 12925      416 (HAV.) Gen. 3384
Norfolk Holdings Corp.             Dec.  13, 1994 12925      420 (HAV.) Gen. 3385
Michael A. Spero      Sept. 26, 1994      Being Recorded    (HAV.) Gen. 3386
Valley Properties, Inc.            Dec.   5, 1994 12925      424 (HAV.) Gen. 3387
Persimmon at Bradford
    Limited Partnership            Dec.  27, 1994 12925      354 (HAV.) Gen. 3388
Vincent O'Rorke, Tr.  Dec.  23, 1994      12925    350      (HAV.) Gen. 3389
James A. Mahoney and Sons,
    Inc.              Feb.  28, 1995      12936    213      (HAV.) Gen. 3390
Densen Carpentry, Inc.             Mar.  14, 1995 Being Recorded (HAV.) Gen. 3391

                               LYNN

Rocco Capano et al    Dec.  22, 1994      12925    458      (LYNN) Gen. 1128
John A. Harrison et al,
    Trs.              Jan.  10, 1995      12925    451      (LYNN) Gen. 1129
Carpi Lynn Properties
    Limited Partnership            Dec.  22, 1994 12871       96 (LYNN) Gen. 1130

                            MANCHESTER

Paul J. Murray        Oct.  20, 1993      12238    351      (MAN.) Gen. 126
Frances M. Lapham     May   11, 1994      12605    300      (MAN.) Gen. 127
Manchester Yacht Club June   1, 1994      12633    377      (MAN.) Gen. 128
Joan G. Brown         July  11, 1994      12711    207      (MAN.) Gen. 129
Tobey J. Russ et ux   July  11, 1994      12711    228      (MAN.) Gen. 130
Garrick F. Cole et ux Aug.   1, 1994      12730    259      (MAN.) Gen. 131
James Starkey et ux   Aug.  15, 1994      12811     70      (MAN.) Gen. 132
William J. Kneisel et ux           Nov.   5, 1994 12875       42 (MAN.) Gen. 133

                                   Recorded with
                                   Essex South
                                   District Deeds
                                   --------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

State Street Bank and Trust
    Company, Trs.     Nov.  10, 1994      12875     48      (MAN.) Gen. 134
W. Scott McDougal et ux            Nov.  17, 1994 12875       54 (MAN.) Gen. 135

Paul E. Bouton, Trustee            Nov.  23, 1994 12875       59 (MAN.) Gen. 136
Richard Axel Magnuson Nov.  13, 1994      12925    374      (MAN.) Gen. 137
John M. Hall et al, Trs.           Dec.  12, 1994 12925      368 (MAN.) Gen. 138
Eleanor K. E. Demeter Nov.  28, 1994      12925    386      (MAN.) Gen. 139
George A. Brown et al,Trs.         Jan.  31, 1995 12959      430 (MAN.) Gen. 140
Thomas J. Conlon et al             Mar.   6, 1995 Being Recorded (MAN.) Gen. 141

                             NEWBURY

Marsha Jespersen      Sept.  1, 1993      12166    583      (HAV.) Gen. 711
William G. Robitaille
    et ux             Nov.   3, 1993      12269    587      (HAV.) Gen. 712
Thomas D. Canning et ux            Nov.  30, 1993 12320      102 (HAV.) Gen. 713
Kevin B. O'Neill et ux             Nov.  30, 1993 12320      103 (HAV.) Gen. 714
Highfields Realty, Inc.            Nov.  30, 1993 12320      104 (HAV.) Gen. 715
Highfields Realty, Inc.            Jan.  31, 1994 12439      296 (HAV.) Gen. 716
Shawn T. Searle       Feb.  11, 1994      12474    210      (HAV.) Gen. 717
John F. Kelly et ux   May   19, 1994      12605    319      (HAV.) Gen. 718
Fiorenzo DiGenova et ux            June   2, 1994 12633      375 (HAV.) Gen. 719
Robert S. Weyburn et ux            May   25, 1994 12633      376 (HAV.) Gen. 720
Daniel R. O'Keefe et ux            June   9, 1994 12633      359 (HAV.) Gen. 721
Daniel H. Brown et ux June  15, 1994      12656    221      (HAV.) Gen. 722
Mark E. Wojcicki et al,
    Trs.              June  21, 1994      12673    329      (HAV.) Gen. 723
Susan L. Bishop       July  29, 1994      12719    209      (HAV.) Gen. 724
Robert Fox, Tr.       Nov.  30, 1994      12925    437      (HAV.) Gen. 725
Ronald N. Tagney, Tr. Feb.  13, 1995      Being Recorded    (HAV.) Gen. 726

                           NEWBURYPORT

United States Postal
    Service           Feb.  18, 1994      12474    207      (HAV.) Gen. 488
City of Newburyport   Apr.   1, 1994      12572    563      (HAV.) Gen. 489
Palmieri and Walters, Inc.         May    3, 1994 12605      305 (HAV.) Gen. 490

                             ROCKPORT

Francis J. MacKay et ux            Feb.  15, 1994 12474      206 (GLOU.) Gen. 2306
Bennett D. Carlson et al           Apr.   1, 1994 12572      530 (GLOU.) Gen. 2307
Stanley R. Poole et al,
    Trs.              May    8, 1994      12583    251      (GLOU.) Gen. 2308
David F. Mock et al   May   17, 1994      12633    380      (GLOU.) Gen. 2309
Josephine J. Beaudette,Tr.         Sept.  8, 1994 12771      345 (GLOU.) Gen. 2310
Michael Maranhas et al             Oct.  24, 1994 12875      140 (GLOU.) Gen. 2311
Joseph P. DiGiovanni et
    al, Trs.          Dec.  19, 1994      12925    358      (GLOU.) Gen. 2312

                              SALEM

Ann C. Mandeville     Jan.  10, 1994      12474    209      (SALEM) Gen. 1189
Peabody Museum of Salem and
    Essex Institute,
    Incorporated      Apr.  14, 1994      12572    532      (SALEM) Gen. 1190
George K. Osgood      May    6, 1994      12583    256      (SALEM) Gen. 1191
Delulis Brothers Construction
    Company, Inc.     May   25, 1994      12633    387      (SALEM) Gen. 1192
John L. Pietrini et ux             May   26, 1994 12633      392 (SALEM) Gen. 1193
Lawrence B. Collier et al,
    Trs.              Aug.  15, 1994      12730    253      (SALEM) Gen. 1194
Armand R. Blais, Tr.  Oct.  18, 1994      12875    130      (SALEM) Gen. 1196

Henry P. Clayman, Tr. Oct.  31, 1994      12875    118      (SALEM) Gen. 1197
Robert I. Lappin, Tr. Nov.  21, 1994      12925    393      (SALEM) Gen. 1198
George K. Osgood      Nov.  18, 1994      12925    398      (SALEM) Gen. 1199
Robert I. Lappin, Tr. Jan.  27, 1995      12959    442      (SALEM) Gen. 1200
The City of Salem     Feb.  13, 1995      12959    447      (SALEM) Gen. 1201

                            SALISBURY

Ronald A. Francoeur et ux          May 31, 1994   12633      397 (AMES.) Gen. 269

                                   Recorded with
                                   Essex South
                                   District Deeds
                                   --------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                              SAUGUS

Gerondelis Foundation,
    Inc.              Sept.  2, 1993      12166    592      (LYNN) Gen. 4295
Bonia Realty Corp.    June   1, 1994      12633    378      (LYNN) Gen. 4296
Edward J. Whyte, Tr.  June  17, 1994      12656    222      (LYNN) Gen. 4297
Square One Mall Limited
    Partnership       Sept. 13, 1994      Being Recorded    (LYNN) Gen. 4298
Saugus Bank and Trust
    Company           Nov.   3, 1994      12875    113      (LYNN) Gen. 4299
Sears, Roebuck and Company         Nov.  10, 1994 12875      108 (LYNN) Gen. 4300
The May Department Stores
    Company           Oct.  31, 1994      Being Recorded    (LYNN) Gen. 4301
Renaissance Development
    Corp.             Dec.  20, 1994      Being Recorded    (LYNN) Gen. 4302
Felice Ciardiello, Tr.             Jan.  26, 1995 12959      438 (LYNN) Gen. 4303

                            SWAMPSCOTT

Paul E. Pagnotti et al             June  27, 1994 12656      220 (LYNN) Gen. 2097
Harvey P. Newcomb et al            June  27, 1994 12656      219 (LYNN) Gen. 2098
Lynn Sand & Stone Co. July   6, 1994      12755    436      (LYNN) Gen. 2099
Alan C. VanArsdale et al           July  15, 1994 12711      270 (LYNN) Gen. 2100
Harry Botsivales et al,
    Trs.              Sept. 13, 1994      12745    259      (LYNN) Gen. 2101
Jerome R. Dangel, Tr. Oct.   5, 1994      12808    567      (LYNN) Gen. 2102
Chris Drucas et al, Trs.           Sept. 12, 1994 Being Recorded (LYNN) Gen. 2103
Mennino Construction Co.,
    Inc.              Sept. 21, 1994      Being Recorded    (LYNN) Gen. 2104
Matthew  M. Leahy     Nov.  15, 1994      Being Recorded    (LYNN) Gen. 2105

                            TOPSFIELD

Danforth/Carey and Co.
    Inc.              Apr.  13, 1994      12572    533      (BEV.) Gen. 2368
Stephen B. Jamison et al           Apr.  21, 1994 12572      557 (BEV.) Gen. 2369
Michael R. Fahey et al             Apr.  18, 1994 12572      551 (BEV.) Gen. 2370
Emily L. Sutliff      May    7, 1994      12605    311      (BEV.) Gen. 2371
George W. Dyer et al  June   9, 1994      12633    360      (BEV.) Gen. 2372
Bradman Great Hill
    Corporation       Jan.   4, 1995      12925    409      (BEV.) Gen. 2373

Commonwealth of Massachusetts,
    Department of Environmental
    Management        Dec.   6, 1994      Being Recorded    (BEV.) Gen. 2374

                              WENHAM

Gordon College        Aug.  31, 1993      12166    591      (BEV.) Gen. 1066
Miguel A. Martinez et ux           Sept. 30, 1993 12238      347 (BEV.) Gen. 1067
Marjorie A. Davis     May    3, 1994      12583    250      (BEV.) Gen. 1068
David  M. Sabatini    Aug.  11, 1994      12875    132      (BEV.) Gen. 1069
Audrey Duva Frissora et ux         Nov.  30, 1994 12925      379 (BEV.) Gen. 1070

                           WEST NEWBURY

Ronald N. Tagney, Tr. Nov.   1, 1993      12238    352      (HAV.) Gen. 2680

    All in the same rights in lands in Charlemont, Erving, Heath, Orange, Shutesbury, Warwick, and Wendell, Franklin County, Massachusetts, which were conveyed to Massachusetts Electric Company by the following instruments:

                                   Recorded with
                                   Franklin County
                                   Registry of Deeds
                                   -----------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                            CHARLEMONT

Frank J. Mooney, IV et ux          Nov.  16, 1994 Being Recorded (NO.B.) Gen. 1148
Diane G. Gingras      Nov.  16, 1994      Being Recorded    (NO.B.) Gen. 1149
Peter R. Maynard      Dec.   7, 1994      Being Recorded    (NO.B.) Gen. 1150

                              ERVING

Freight House Antiques,
    Inc.              Jan.   4, 1995      Being Recorded    (ATHOL) Gen. 711
Jason A. Burnett et ux             Jan.  23, 1995 Being Recorded (ATHOL) Gen. 712

                                   Recorded with
                                   Franklin County
                                   Registry of Deeds
                                   -----------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                              HEATH

Paul L. Coty, Jr. et ux            Aug.  27, 1994 Being Recorded (NO.B.) Gen. 979
William R. Handrich, Jr.
    et ux             Sept.  6, 1994      Being Recorded    (NO.B.) Gen. 980

                              ORANGE

Fred L. Heyes         Jan.   5, 1995      Being Recorded    (ATHOL) Gen. 247
Norman E. Bartlett et al           Jan.  10, 1995 Being Recorded (ATHOL) Gen. 248
Angela M. Drew        Mar.  22, 1995      Being Recorded    (ATHOL) Gen. 249
Stephen G. Thompson   Feb.  28, 1995      Being Recorded    (ATHOL) Gen. 250
Robert F. Stone et al              Jan.  20, 1995 Being Recorded (ATHOL) Gen. 251

                            SHUTESBURY

James C. Martin et al Nov.  28, 1994      Being Recorded    (GARD.) Gen. 619
Bradford B. Spry et ux             Jan.   3, 1995 Being Recorded (GARD.) Gen. 620
Samuel C. Koch        Dec.  29, 1994      Being Recorded    (GARD.) Gen. 621
Joan M. Abare         Feb.  16, 1995      Being Recorded    (GARD.) Gen. 622

                             WARWICK

Carrol E. Hatch et ux Dec.   5, 1994      Being Recorded    (ATHOL) Gen. 506

                             WENDELL

Kathleen Whittier Noland           Mar.  28, 1994 2902       153 (ATHOL) Gen. 423
David E. Wilder, Sr.
    et al   (Fee)     June   7, 1994      2907     138      (ATHOL) Gen. 424

    All and the same rights in lands in East Longmeadow, Holland, Monson, Palmer, Wales, and Wilbraham, Hampden County, Massachusetts, which were conveyed to Massachusetts Electric Company by the following instruments:

                                   Recorded with
                                   Hampden County
                                   Registry of Deeds
                                   -----------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                         EAST LONGMEADOW

Benton Associates, Inc.            July  14, 1994    8970  518 (CENT.M.)Gen. 8027
JRS Realty, Inc.      Aug.  24, 1994      8936   438 (CENT.M.)Gen. 8028

                             HOLLAND

Napoleon H. Suprenant June  16, 1994      8970   524 (WOR.) Gen. 4654

                              MONSON

Michael J. Camerota et ux          Dec.   5, 1994    9086  192 (CENT.M.) Gen. 78
William Kierkla et al Jan.   5, 1995      9086   194 (CENT.M.) Gen. 79

                              PALMER

John Mullen, Tr.      Oct.  15, 1993      8618   588 (CENT.M.) Gen. 7040
Palmer Fire District #1
    and Palmer Water
    District #1       Sept. 27, 1994      8970   526 (CENT.M.) Gen. 7041
Massachusetts Turnpike
    Authority         Feb.   9, 1995      9086   196 (CENT.M.) Gen. 7042
David C. Outhouse et ux            Feb.  15, 1995    9086  191 (CENT.M.) Gen. 7043

                              WALES

Michael E. Milanese   Jan.   9, 1995      9086   193 (WOR.) Gen. 8003

                                   Recorded with
                                   Hampden County
                                   Registry of Deeds
                                   -----------------

Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                            WILBRAHAM

Manganaro Home Builders,
    Inc.              Mar.  22, 1994      8872   174 (CENT.M.) Gen. 9010
Snowcrest Development
    Group, Inc.       May   26, 1994      Being Recorded  (CENT.M.) Gen. 9011

    All and the same lands and rights in lands in Belchertown, Granby, Northampton, and Ware, Hampshire County, Massachusetts, which were conveyed to Massachusetts Electric Company by the following instruments (conveying rights of way unless otherwise indicated):

                                   Recorded with
                                   Hampshire County
                                   Registry of Deeds
                                   -----------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                           BELCHERTOWN

Scott J. Nielsen et ux             Sept. 13, 1994     4577      253 (CENT.M.) Gen. 3066
Susan T. Remillard
   d/b/a/ Remco Builders           Nov.  18, 1994     4608       82 (CENT.M.) Gen. 3067
Earl L. Lyons et al   Nov.  26, 1994       4634  299 (CENT.M.) Gen. 3068
Kenneth I. Hislop     Jan.  25, 1995       4634  297 (CENT.M.) Gen. 3069

                              GRANBY

Mark Sheridan         Aug.  23, 1993      4344   172 (CENT.M.) Gen. 1365
Susan A. Keys         July   8, 1994      4536   156 (CENT.M.) Gen. 1366
Theodore Chagnon et al             July   7, 1994    4545    5 (CENT.M.) Gen. 1367
Thomas Bachand et al  July   6, 1994      4545     6 (CENT.M.) Gen. 1368
Joseph B. Ramage      June  30, 1994      4545     7 (CENT.M.) Gen. 1369
Glen Hupfer           July   9, 1994      4545     8 (CENT.M.) Gen. 1370
Alan Cuipenski et al  July  30, 1994      4545     9 (CENT.M.) Gen. 1371
Gene Galuszka et al   June  27, 1994      4545    10      (CENT.M.) Gen. 1372
Sabino Rebelo et al   June  29, 1994      4545    11 (CENT.M.) Gen. 1373
Tracy A. Bachand      July   2, 1994      4545    12 (CENT.M.) Gen. 1374
Richard Sawicki et al July   4, 1994      4545    13 (CENT.M.) Gen. 1375
Louis A. Santos et al Sept. 22, 1994      4577   258 (CENT.M.) Gen. 1376
Wayne J. Kos et al    Nov.  30, 1994      4634   298 (CENT.M.) Gen. 1377
Richard J. Jolivet, II
    et ux             Dec.  29, 1994      4626   151 (CENT.M.) Gen. 1378
Patrick J. D'Arcy et al            Feb.  28, 1995    4639  292      (CENT.M.) Gen. 1379
C. Barry Waite et al  Mar.   9, 1995      Being Recorded  (CENT.M.) Gen. 1380
Gene J. Galuszka et ux             Mar.  20, 1995    Being Recorded (CENT.M.) Gen. 1381
Raymond F. Turgeon et ux           Mar.  10, 1995    Being Recorded (CENT.M.) Gen. 1382

                           NORTHAMPTON

George Peppard et al  Aug.  18, 1994      4545     1 (NO.H.) Gen. 533
Gerald S. Cotter et ux             Nov.  14, 1994    4608   91 (NO.H.) Gen. 534
David  M. Pelis et al Nov.  15, 1994      4608    92 (NO.H.) Gen. 535
Theodore D. Towne et ux            Oct.  31, 1994    4608   83 (NO.H.) Gen. 536
Coca-Cola Company     Feb.   6, 1995      4627    82 (NO.H.) Gen. 538

                                   Recorded with
                                   Hampshire County
                                   Registry District
                                   of the Land Court
                                   -----------------
Grantors              Date         Doc.No.        Cert.No.  Prop. No.
--------              ----         ------ ------- --------

Todd G. Cellura       Jan.   5, 1995      9826    1655      (NO.H.) Gen. 537

                                   Recorded with
                                   Hampshire County
                                   Registry of Deeds
                                   -----------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                               WARE

David R. Silloway et al            Nov.   1, 1994 4608        94 (CENT.M.) Gen. 384

    All and the same lands and rights in lands in Billerica, Chelmsford, Dracut, Dunstable, Lowell, Tewksbury, Tyngsborough, and Westford, Middlesex
County, Massachusetts, Which were conveyed to Massachusetts Electric Company by the following instruments (conveying rights of way unless otherwise indicated):

                                   Recorded with
                                   Middlesex North
                                   District Deeds
                                   ---------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                            BILLERICA

Allen-Todd, Inc.      Oct.   5, 1994      7262     115      (LO.) B-SB 9
John F. Mixon, Jr.    Sept. 22, 1993      6714      44      (LO.) Gen. 10,207
Sean T. Collins et ux Oct.   4, 1993      6726     297      (LO.) Gen. 10,208
Shaw River, Inc.      Oct.  20, 1993      6771      30      (LO.) Gen. 10,209
Shaw River, Inc.      Oct.  20, 1993      6771      31      (LO.) Gen. 10,210
William A. Cooke      Oct.  20, 1993      6771      32      (LO.) Gen. 10,211
William E. McCarthy   Oct.  20, 1993      6771      33      (LO.) Gen. 10,212
Robert E. Murphy, Tr. Oct.  20, 1993      6771      34      (LO.) Gen. 10,213
Richard L. Annese et al            Oct.  18, 1993 6771        35 (LO.) Gen. 10,214
Richard L. Annese et al            Oct.  14, 1993 6771        36 (LO.) Gen. 10,215
Michael Roemer et ux  Oct.  22, 1993      6806     233      (LO.) Gen. 10,216
John E. Farmer et ux  Nov.   9, 1993      6806     235      (LO.) Gen. 10,217
Ram N. Gupta          Dec.   2, 1993      6936     240      (LO.) Gen. 10,218
Francis M. McCarthy, Jr.           Nov.  26, 1993 6936       241 (LO.) Gen. 10,219
Leo W. Shea et al     Oct.  29, 1993      6760     279      (LO.) Gen. 10,220
Michael Cashman       Dec.   6, 1993      6936     251      (LO.) Gen. 10,221
John F. Mixon, Jr. et al,
    Trs.              Dec.  28, 1993      6936     232      (LO.) Gen. 10,222
Sterling Bank         Jan.  25, 1994      6985     115      (LO.) Gen. 10,223
Robert W. Murray      Jan.  17, 1994      6964      99      (LO.) Gen. 10,224
Boston Federal Savings
    Bank              Jan.   3, 1994      6964      98      (LO.) Gen. 10,225
Walter E. Pendelton et al          Feb.  18, 1994 6985       116 (LO.) Gen. 10,226
George Allen & Son
    Construction, Inc.             Apr.  26, 1994 7074       289 (LO.) Gen. 10,228

William A. Cooke      May   23, 1994      7103     334      (LO.) Gen. 10,229
Robert Murphy, Tr.    May   23, 1994      7103     335      (LO.) Gen. 10,230
North Middlesex
    Construction Co.,Inc.          July  21, 1994 7192        62 (LO.) Gen. 10,231
Robert D. MacLean et al            June   1, 1994 7215        17 (LO.) Gen. 10,233
Joan Gould            Sept.  1, 1994      7262      70      (LO.) Gen. 10,234
Patrick D. Mullaney et al,
    Trs.              Sept. 12, 1994      7262      90      (LO.) Gen. 10,235
Stanley S. Whitten, Tr.            Sept. 15, 1994 7262       110 (LO.) Gen. 10,236
Allen-Todd, Inc.      Sept. 19, 1994      7262     115      (LO.) Gen. 10,237
Francis M. McCarthy, Jr.,
    Tr.               Sept. 27, 1994      7279      21      (LO.) Gen. 10,238
John J. Biagiotti     Oct.   5, 1994      7279      13      (LO.) Gen. 10,239
John J. Biagiotti, Jr.
    et ux             Oct.   5, 1994      7279      14      (LO.) Gen. 10,240
Deborah A. Biagiotti  Oct.   5, 1994      7279      12      (LO.) Gen. 10,241
Francis E. Kling et ux             Sept. 29, 1994 7301       209 (LO.) Gen. 10,242
Ronald Weatherbee et ux            Oct.  19, 1994 7301       218 (LO.) Gen. 10,244
Shaw River, Inc.      Sept. 30, 1994      7374     207      (LO.) Gen. 10,245
William J. O'Connell et ux         Nov.  15, 1994 7374       206 (LO.) Gen. 10,246
Daniel T. Kindred, Tr.             Dec.   2, 1994 7374       212 (LO.) Gen. 10,247
Daniel T. Kindred, Tr.             Dec.   2, 1994 7374       213 (LO.) Gen. 10,248
Town of Billerica     Nov.   4, 1994      7374     214      (LO.) Gen. 10,249
William A. Cooke      Oct.  28, 1994      7374     215      (LO.) Gen. 10,250
Carroll W. Horan, Jr.
    et ux             Oct.  26, 1994      7374     216      (LO.) Gen. 10,251
John L. McHugh, Jr. et ux          Oct.  24, 1994 7374       217 (LO.) Gen. 10,252
Masskey Development Corp.          Nov.  28, 1994 7374       209 (LO.) Gen. 10,253
James S. Lumbert      Oct.  24, 1994      7374     208      (LO.) Gen. 10,254
Allen-Todd, Inc.      Oct.   5, 1994      7254      71      (LO.) Gen. 10,255
Town of Billerica     Nov.  17, 1994      7374     221      (LO.) Gen. 10,256
Henry J. Beecher et al             Dec.  30, 1994 7396       340 (LO.) Gen. 10,257
William A. Cooke      Dec.  30, 1994      7396     339      (LO.) Gen. 10,258
Town of Billerica     Jan.  23, 1995      7396     338      (LO.) Gen. 10,259
John P. Miller, Executor           Jan.  13, 1995 7396       333 (LO.) Gen. 10,260
Brookfield Construction
    Inc.              Jan.  25, 1995      7411     164      (LO.) Gen. 10,261

                                   Recorded with
                                   Middlesex North
                                   Registry District
                                   of the Land Court
                                   -----------------
Grantors              Date         Doc.No.        Cert.No.  Prop. No.
--------              ----         ------ ------- --------

John J. Carrozzi      Sept. 17, 1993      149181  22349     (LO.) Gen. 10,206
George Allen and Son
    Construction, Inc.             Mar.  22, 1994 153881    31254     (LO.) Gen. 10,227
Clark and Reid Company,
    Inc.              July  28, 1994      156277  31351     (LO.) Gen. 10,232
Robert J. Pondelli et al,
    Trs.              Oct.  24, 1994      156868  31128     (LO.) Gen. 10,243
                                   31556

                                   Recorded with
                                   Middlesex North
                                   District Deeds
                                   ---------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                            CHELMSFORD

Granite Hill Farms
    Corporation       Oct.   6, 1993      6771      20      (LO.) Gen. 5439
Telamos, Inc.         April 24, 1994      7103     323      (LO.) Gen. 5440
Susan M. McCrensky, Tr.            May   27, 1994 7112       160 (LO.) Gen. 5441
Applewood Construction
    Corp.             June  30, 1994      7215      50      (LO.) Gen. 5442
Samuel W. Zouzas      Aug.  17, 1994      7215      67      (LO.) Gen. 5443
A. Barry Paletta, Inc.             Aug.  18, 1994 7262        80 (LO.) Gen. 5444
Locke Road Corporation             July  26, 1994 7262        75 (LO.) Gen. 5445
T.B.G. Construction
    Company, Inc.     Aug.  25, 1994      7221     214      (LO.) Gen. 5446
Charles A. Parlee et al            Sept.  2, 1994 7262        96 (LO.) Gen. 5447
Robert M. Hicks, Inc. Sept.  7, 1994      7262     101      (LO.) Gen. 5448
Chris-Sco Corp.       Oct.  11, 1994      7301     214      (LO.) Gen. 5451
Somerset Place, Inc.  Nov.  11, 1994      7374     229      (LO.) Gen. 5452
Chelmsford Retirement,
    L.P., et al       Jan.  10, 1995      7411     166      (LO.) Gen. 5453

                                   Recorded with
                                   Middlesex North
                                   Registry District
                                   of the Land Court
                                   -----------------
Grantors              Date         Doc.No.        Cert.No.  Prop. No.
--------              ----         ------ ------- --------

James J. Mawn et al, Trs.          Sept. 12, 1994 155952    13048     (LO.) Gen. 5449
Locke Road Corporation             Sept. 30, 1994 156499    31416     (LO.) Gen. 5450

                                   Recorded with
                                   Middlesex North
                                   District Deeds
                                   ---------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                              DRACUT

Ronald R. Tremblay, Tr.            Nov.  22, 1993 6936       233 (LO.) Gen. 8056
Wimbledon Crossing, Inc.           Feb.   8, 1994 6964       102 (LO.) Gen. 8057
Peter T. Wasik et al, Trs.         Mar.   4, 1994 7026        82 (LO.) Gen. 8058
Town of Dracut        June  20, 1994      7140     325      (LO.) Gen. 8059
Edward J. Silva et al July   5, 1994      7215      29      (LO.) Gen. 8060
Dracut Terminals, Inc.             Aug.   2, 1994 7215        56 (LO.) Gen. 8061
Gerald J. Lussier et al            Oct.  14, 1994 7301       210 (LO.) Gen. 8062
Ronald R. Tremblay, Tr.            Dec.  29, 1994 7397         4 (LO.) Gen. 8063
John A. Ogonowski et al            Feb.   6, 1995 7396       345 (LO.) Gen. 8064

                            DUNSTABLE

Kenneth A. Tully      Sept. 28, 1993      6714      43      (WACH.) Gen. 2237

Richard E. Luce et al Dec.  13, 1993      6936     252      (WACH.) Gen. 2238
Martin B. Coppinger et ux          Dec.  29, 1994 7374       218 (WACH.) Gen. 2239

                                   Recorded with
                                   Middlesex North
                                   District Deeds
                                   ---------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                              LOWELL

George Booras et al   Sept. 22, 1993      6714      45      (LO.) Gen. 3892
Albert F. Lenzi       Nov.  10, 1993      6806     234      (LO.) Gen. 3893
Missionary Oblates of Mary
      Immaculate, Inc.             Dec.   2, 1993 6936       245 (LO.) Gen. 3894
Commonwealth of Massachu-
    setts, Department of
    Mental Health     Feb.  23, 1994      7026      89      (LO.) Gen. 3895
Pallis Corp.          Mar.  19, 1994      7074     290      (LO.) Gen. 3896
John F. Dowling et ux June  17, 1994      7140     334      (LO.) Gen. 3897
Lloyd M.Gordon et al, Trs.         July  11, 1994 7192        57 (LO.) Gen. 3898
City of Lowell        July   1, 1994      7215      33      (LO.) Gen. 3899
City of Lowell        July  25, 1994      7215      18      (LO.) Gen. 3900
Corbett Development, Inc.          Aug.   5, 1994 7215        62 (LO.) Gen. 3901
The City of Lowell    Aug.  18, 1994      7262      87      (LO.) Gen. 3902
C.J. Field, Inc.      Sept. 12, 1994      7262     105      (LO.) Gen. 3903
Totman Road Limited
    Partnership       Sept.  9, 1994      7262     119      (LO.) Gen. 3904
Museum of American Textile
    History, Inc.     Aug.  29, 1994      7262     131      (LO.) Gen. 3905
City of Lowell        Dec.  21, 1979      2401     640      (LO.) Gen. 3906
City of Lowell        Dec.  21, 1979      2401     655      (LO.) Gen. 3907
City of Lowell        Dec.  21, 1979      2401     660      (LO.) Gen. 3908
Gerard A. Gagnon et ux             Oct.  19, 1994 7307        84 (LO.) Gen. 3909
Robert L. Houghtaling
    et ux             Oct.  26, 1994      7307      87      (LO.) Gen. 3910
Dorothy Greenler      Oct.  19, 1994      7307      86      (LO.) Gen. 3911
Dennis Baribeault et ux            Oct.  14, 1994 7307        85 (LO.) Gen. 3912
Roderick A. Mitchell et
    al, Trs.          Oct.  24, 1994      7307      90      (LO.) Gen. 3914
Roderick A. Mitchell et
    al, Trs.          Oct.  24, 1994      7307      95      (LO.) Gen. 3915
Millstone Properties, Inc.         July  27, 1994 7374       233 (LO.) Gen. 3917
Robert J. Murphy      Oct.  26, 1994      7374     211      (LO.) Gen. 3918
Robert J. Murphy      Oct.  26, 1994      7374     210      (LO.) Gen. 3919
Ronald E. Belley, et ux            Dec.  26, 1994 7374       219 (LO.) Gen. 3920
BDH One, Inc.         June  23, 1994      7374     220      (LO.) Gen. 3921
Borden, Inc.          June  23, 1994      7374     238      (LO.) Gen. 3922
Robert M. Hicks       Jan.  13, 1995      7396     332      (LO.) Gen. 3923
St. Onge Appliance Co.,
    Inc.              Jan.  25, 1995      7411     177      (LO.) Gen. 3924
William P. McCann et al            Feb.  21, 1995 Being Recorded (LO.) Gen. 3925

                                   Recorded with
                                   Middlesex North
                                   Registry District
                                   of the Land Court
                                   -----------------

Grantors              Date         Doc.No.        Cert.No.  Prop. No.
--------              ----         ------ ------- --------
1418 Middlesex Street
    Corporation       Oct.  21, 1994      157659  28754     (LO.) Gen. 3913
Robert Gervais et al, Trs.         Nov.  21, 1994 Being Recorded (LO.) Gen. 3916

                                   Recorded with
                                   Middlesex North
                                   District Deeds
                                   ---------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                            TEWKSBURY

Armando DeCarolis, Jr.,
    Tr.               July  30, 1992      6041     160      (LO.) Gen. 10,678
Robert P. Sullivan    Dec.   3, 1993      6936     237      (LO.) Gen. 10,706
River Valley Development
    Corporation       Dec.  12, 1993      6936     250      (LO.) Gen. 10,707
Chester G. Heald      Jan.  11, 1994      6936     253      (LO.) Gen. 10,708
Anthony Salipante     Jan.  25, 1994      6964     101      (LO.) Gen. 10,709
Norman O. Boudreau    Jan.  24, 1994      6964     100      (LO.) Gen. 10,710
Barbara J. Hanson     Feb.  22, 1994      6985     119      (LO.) Gen. 10,711
William G. Troy, Tr.  Feb.  25, 1994      6985     123      (LO.) Gen. 10,712
Gerald S. Solimine et al           Apr.  11, 1994 7074       288 (LO.) Gen. 10,714
Charles F. Karner et ux            May   23, 1994 7112       154 (LO.) Gen. 10,715
Roland G. Gervais et ux            June  14, 1994 7140       330 (LO.) Gen. 10,719
Wendy's Old Fashion
    Hamburgers of New
    York, Inc.        July  22, 1994      7215      39      (LO.) Gen. 10,721
Telahc Properties, L.P.            July  26, 1994 7215        24 (LO.) Gen. 10,722
Town of Tewksbury     July  27, 1994      7215      45      (LO.) Gen. 10,723

                                   Recorded with
                                   Middlesex North
                                   District Deeds
                                   ---------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

Andrew R. Letourneau  Aug.  26, 1994      7262      69      (LO.) Gen. 10,724
Marc P. Ginsburg and Sons,
    Inc.              Sept.  5, 1994      7262      73      (LO.) Gen. 10,725
Marc P. Ginsburg et al             Sept.  5, 1994 7262        71 (LO.) Gen. 10,726
Lorraine E. Atkins a/k/a
    Abkowitz          Aug.  24, 1994      7262      72      (LO.) Gen. 10,727
Town of Tewksbury     Sept. 27, 1994      7301     208      (LO.) Gen. 10,728
Town of Tewksbury     Oct.   7, 1994        94       3      (LO.) Gen. 10,729
Marc P. Ginsburg and Sons,
    Inc.              Dec.   5, 1994      7374     205      (LO.) Gen. 10,730
Muro Pharmaceutical, Inc.          Dec.   8, 1994 7374       243 (LO.) Gen. 10,731
Francis A. Velozo     Dec.  22, 1994      7374     222      (LO.) Gen. 10,732
Robert J. Pondelli et al,
    Trs.              Dec.  13, 1994      7396     350      (LO.) Gen. 10,733
Joseph D. Germano, Tr.             Dec.   1, 1994 7396       335 (LO.) Gen. 10,734
Anthony A. Salipante, Tr.          Jan.  23, 1995 7396       337 (LO.) Gen. 10,735
Timothy D. Sullivan   Jan.  11, 1995      7396     341      (LO.) Gen. 10,736

                                   Recorded with
                                   Middlesex North
                                   Registry District
                                   of the Land Court
                                   -----------------
Grantors              Date         Doc.No.        Cert.No.  Prop. No.
--------              ----         ------ ------- --------

Daniel R. Delorey, Jr.
    et al             June   3, 1994      154679  16093     (LO.) Gen. 10,716
William G. Troy et al Nov.  20, 1987      102931  24851     (LO.) Gen. 10,720

                                   Recorded with
                                   Middlesex North
                                   District Deeds
                                   ---------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                           TYNGSBOROUGH

Bridge Meadow Development
    Corp.             Sept. 23, 1993      6726     298      (LO.) Gen.    896
Gower Corporation     Oct.  29, 1993      6806     229      (LO.) Gen.    897
Keith B. Caples et al Aug.  23, 1994      7262      92      (LO.) Gen.    898
Sequoia Drive Development
    Corporation       Aug.  23, 1994      7262     124      (LO.) Gen.    899
AM Development Corporation         Sept. 14, 1994 7279         8 (LO.) Gen. 11,500
E. Scott Connell      Sept. 13, 1994      7279      15      (L0.) Gen. 11,501
Apollo J. Cricones    Oct.  24, 1994      7307      97      (LO.) Gen. 11,502
Julian Cohen et al, Trs.           Mar.   6, 1995 Being Recorded (LO.) Gen. 11,503

                             WESTFORD

Terrance L. Queenan, Inc.          Sept.  8, 1993 6704         3 (LO.) Gen. 9130
Edward W. Aichinger, Jr.
    et ux             Sept. 15, 1993      7103     327      (LO.) Gen. 9131
Bentley Building Corp.             Oct.   5, 1993 6771        26 (LO.) Gen. 9132
Michael D. Tancreti et al,
    Trs.              Apr.   6, 1994      7074     295      (LO.) Gen. 9133
Greystone Realty Trust             May   19, 1994 7103       330 (LO.) Gen. 9134
Bentley Building Corp.             June   2, 1994 7140       321 (LO.) Gen. 9135
Robert P. Tierney, Tr.             July  19, 1994 7192        53 (LO.) Gen. 9136
Fifth Summer Street
    Development Corp. Sept. 27, 1994      7279       3      (LO.) Gen. 9137
Robert M. Hicks Realty
    Corp.             Nov.  14, 1994      7374     223      (LO.) Gen. 9138
Louis Dinkel et al    Feb.   4, 1995      7397      10      (LO.) Gen. 9139

    All and the same rights in lands in Ayer, Everett, Malden, Marlborough, Medford, Melrose, and Pepperell, Middlesex County, Massachusetts, which were conveyed to Massachusetts Electric Company by the following instruments:

                                   Recorded with
                                   Middlesex South
                                   District Deeds
                                   ---------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                               AYER

Long Pond, Inc.       Nov.   3, 1993      23862    175      (WACH.) Gen. 375


                                   Recorded with
                                   Middlesex South
                                   District Deeds
                                   ---------------
Grantors              Date         Book   Page    Prop. No.
--------              ----         ----   ----    --------

                             EVERETT

City of Everett       Aug.   9, 1994      25001    523      (MAL.) Gen. 512
Joseph R. Piazza et al,
    Trs.              Oct.  11, 1994      Being Recorded    (MAL.) Gen. 513
The Glanz/Englander Limited
    Partnership       Oct.  13, 1994      25205    504      (MAL.) Gen. 514

                              MALDEN

American Stores Properties,
    Inc.              Sept. 17, 1993      24101    145      (MAL.) Gen. 2102
Margaret M. Baldwin   Jan.   5, 1994      24710    486      (MAL.) Gen. 2103
Mary Fitzpatrick      Jan.  20, 1994      Being Recorded    (MAL.) Gen. 2104
318 Main Street Corp. May   25, 1994      Being Recorded    (MAL.) Gen. 2106
Trek Realty Corp.     July  13, 1994      25001    503      (MAL.) Gen. 2107
Peter Maggio, Tr.     Sept.  8, 1994      25001    534      (MAL.) Gen. 2109
Robert J. Maguire et al            Feb.   2, 1995 Being Recorded (MAL.) Gen. 2110
Rivers Construction, Inc.          Nov.  30, 1994 Being Recorded (MAL.) Gen. 2111
Terence P. Tully et ux             Jan.  26, 1995 Being Recorded (MAL.) Gen. 2112
Donald A. Gianquitto, Tr.          Jan.  25, 1995 Being Recorded (MAL.) Gen. 2113
Loretta Crugnale      Mar.   8, 1995      Being Recorded    (MAL.) Gen. 2114
Domenic Crugnale et al             Mar.   8, 1995 Being Recorded (MAL.) Gen. 2115

                           MARLBOROUGH

City of Marlborough   May   23, 1994      Being Recorded  (WOR.SUB.)Gen. 6103
Peter Gallipeau, Tr.  June   6, 1994      24710  503      (WOR.SUB.)Gen. 6104
Summer Sudbury Limited
    Partnership       July  11, 1994      25001  511      (WOR.SUB.)Gen. 6105
Gary L. Brown         Aug.  23, 1994      Being Recorded  (WOR.SUB.)Gen. 6106
CC Estates Limited
    Partnership       Aug.   4, 1994      Being Recorded  (WOR.SUB.)Gen. 6107
Stephen A. Baldelli   Aug.  29, 1994      Being Recorded  (WOR.SUB.)Gen. 6108
Cummings Properties of
    Marlborough,
     Inc.             Sept. 21, 1994      25001  528      (WOR.SUB.)Gen. 6109
R. K. Associates, Inc.             Jan.  19, 1995         Being Recorded (WOR.SUB.)Gen. 6110
Charles Butcher       Jan.  13, 1995      Being Recorded  (WOR.SUB.)Gen. 6111
Niel Fossile et al, Trs.           Jan.  26, 1995         Being Recorded (WOR.SUB.)Gen. 6112
Charles K. Ribakoff, II            Mar.  16, 1995         Being Recorded (WOR.SUB.)Gen. 6113

                             MEDFORD

Antonio A. Ioakim     Dec.  30, 1993      24710  487      (MAL.) Gen. 2673
William J. Corcoran et al          Mar.  11, 1994         24710           492 (MAL.) Gen. 2674
Gladys M. Lashoto     Apr.   7, 1994      24710  493      (MAL.) Gen. 2675

Daniel L. Freedman et al,
    Trs.              May   10, 1994      Being Recorded  (MAL.) Gen. 2676
Antoinette Frammartino             May   26, 1994         24710           500 (MAL.) Gen. 2677
Matthew Simpson et al June   8, 1994      24710  507      (MAL.) Gen. 2678
Robert Querze et al   Oct.   1, 1994      25001  533      (MAL.) Gen. 2679
Star Markets Company, Inc.         Oct.  21, 1994         Being Recorded (MAL.) Gen. 2680
Star Markets Company Inc.          Feb.   3, 1995         Being Recorded (MAL.) Gen. 2681

                             MELROSE

Richard C. Sawtelle   July   5, 1994      25001  517      (MAL.) Gen. 1178
Thomas J. DeFronzo et al           Jan.  18, 1995         Being Recorded (MAL.) Gen. 1179

                            PEPPERELL

C Y Realty Corporation             Aug.  25, 1993         24101          144  (WACH.) Gen. 1051
Russell LaPorte       Nov.  23, 1993      24101 142       (WACH.) Gen. 1052
James V. DeCarolis    Nov.  12, 1993      24101 148       (WACH.) Gen. 1053
Glenda L. Lewis       Dec.   1, 1993      24101 147       (WACH.) Gen. 1054
Stephen T. Foley, Tr. Dec.  17, 1993      24101 146       (WACH.) Gen. 1055
Patrick J. Flaherty et al          Jan.   6, 1994         Being Recorded (WACH.) Gen. 1056
George Morey et al    Feb.  14, 1994      24710 494       (WACH.) Gen. 1058
Alan Herbert Shea et al            May   18, 1994         24710          498  (WACH.) Gen. 1060
Russell P. LaPorte    May   23, 1994      24710 499       (WACH.) Gen. 1061
Brian D. Lurvey       July  13, 1994      25001 522       (WACH.) Gen. 1062
John W. Boisseau et al             Jan.  17, 1995         Being Recorded (WACH.) Gen. 1063
Deca Corporation      Jan.  17, 1995      Being Recorded  (WACH.) Gen. 1064

                                   Recorded with
                                   Middlesex South
                                   District Deeds
                                   ---------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

Richard M. Marquis et ux           Jan.  20, 1995         Being Recorded (WACH.) GEn. 1065
James J. Morrissey, Tr.            Jan.  27, 1995         Being Recorded (WACH.) Gen. 1066
James G. Stefely et al             Jan.  25, 1995         Being Recorded (WACH.) Gen. 1067
John Harrison et al, Trs           Feb.  27, 1995         Being Recorded (WACH.) Gen. 1068

    All and the same lands and rights in lands in Bellingham, Foxborough, Franklin, Holbrook, Plainville, Quincy, Randolph, Weymouth, and Wrentham,
Norfolk County, Massachusetts, which were conveyed to Massachusetts Electric
Company by the following instruments (conveying rights of way unless otherwise indicated):

                                   Recorded with
                                   Norfolk County
                                   Registry of Deeds
                                   -----------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                            BELLINGHAM

Kathleen T. Dufresne et al         Sept. 17, 1994    10709      213 (WOR.SUB.)Gen. 2994
Burton E. Rhodes et al,
    Trs.              Sept. 28, 1994      10709  229 (WOR.SUB.)Gen. 2995

                            FOXBOROUGH

Mayfair Realty & Development
     Company, Inc.    Aug.  20, 1993      10140  404 (WOR.SUB.)Gen. 2233
Alan H. Okstein et al,
    Trs.              Jan.  14, 1994      10392   95 (WOR.SUB.)Gen. 2234
Skanco Sharon-Foxboro
     Development, Inc.             Mar.  15, 1994    10444       25 (WOR.SUB.)Gen. 2235
Pierino DiMascio et al,
    Trs.              Mar.  22, 1994      10502  175 (WOR.SUB.)Gen. 2236
Intoccia Construction
    Company, Inc.     Mar.  29, 1994      10502  180 (WOR.SUB.)Gen. 2237
Ronald J. Horta et al Apr.   4, 1994      10502  171 (WOR.SUB.)Gen. 2238
Michael T. Intoccia   Mar.  29, 1994      10502  186 (WOR.SUB.)Gen. 2239
Intoccia Construction
    Company, Inc.     Mar.  29, 1994      10502  167 (WOR.SUB.)Gen. 2240
Reservoir Estates, Inc.            June  29, 1994    10623      449 (WOR.SUB.)Gen. 2241
Arthur E. Rounds et al             Aug.   4, 1994    10669      613 (WOR.SUB.)Gen. 2242
Skanco Sharon-Foxboro
     Development, Inc.             Jan.  12, 1995    Being Recorded (WOR.SUB.)Gen. 2243

                             FRANKLIN

Michael Mavrides et al             Sept. 16, 1993    10140      400 (WOR.SUB.)Gen. 5348
Holiday Construction
    Company, Inc.     Sept. 16, 1993      10140  401 (WOR.SUB.)Gen. 5349
Robert B. Brown       Sept. 17, 1993      10140  403 (WOR.SUB.)Gen. 5350
Daniel G. Ranieri et ux            Oct.  28, 1993    10256      480 (WOR.SUB.)Gen. 5351
W.G.B. Construction
    Company, Inc.     Oct.  18, 1993      10256  481 (WOR.SUB.)Gen. 5352
City Mill Corporation Dec.  14, 1993      10392   93 (WOR.SUB.)Gen. 5353
Tri D Development
    Corporation       Oct.  29, 1993      10392   94 (WOR.SUB.)Gen. 5354
Jordan Heights Development
    Corp.             Jan.  11, 1994      10392   89 (WOR.SUB.)Gen. 5355
MAC Homes, Inc.       Jan.  12, 1994      10392   92 (WOR.SUB.)Gen. 5356
J.C. Land Developers, Inc.         Dec.  10, 1993    10392       91 (WOR.SUB.)Gen. 5358
Rice Associates, Inc. Feb.  16, 1994      10444   33 (WOR.SUB.)Gen. 5359
Joseph R. Lenzi       Feb.  18, 1994      10444   39 (WOR.SUB.)Gen. 5360
Marguerite Family Trust            Mar.   7, 1994    10444       40 (WOR.SUB.)Gen. 5361
Skyline Farms Limited
    Partnership       Apr.  19, 1994      10546  616 (WOR.SUB.)Gen. 5362
John Padula           Apr.  20, 1994      10546  617 (WOR.SUB.)Gen. 5363
Dunster Homes, Inc.   Apr.  29, 1994      10546  619 (WOR.SUB.)Gen. 5364
J.C. Colella, Jr. et al            May   13, 1994    10546      618 (WOR.SUB.)Gen. 5365
Anthony W. Sottile et al,
    Trs.              May   16, 1994      10546  625 (WOR.SUB.)Gen. 5366
Nicholas Stivaletta, Tr.           June  10, 1994    10573      592 (WOR.SUB.)Gen. 5367
Gerard C. Lorusso, Tr.             July   8, 1994    10623      466 (WOR.SUB.)Gen. 5368
William A. Symmes et al            July  14, 1994    10669      611 (WOR.SUB.)Gen. 5369
Cobblestone Builders, Inc.         Aug.  16, 1994    10669      615 (WOR.SUB.)Gen. 5370
DiPlacido Development
    Corp.             Sept. 22, 1994      10709  220 (WOR.SUB.)Gen. 5371
C & M Realty,Inc.     Oct.  27, 1994      10796  458 (WOR.SUB.)Gen. 5372
Joel W. D'Errico      Nov.   7, 1994      10796  463 (WOR.SUB.)Gen. 5373
Bruce Hunchard et al  Mar.  13, 1995      Being Recorded  (WOR.SUB.)Gen. 5374
Town of Franklin      Mar.   2, 1995      Being Recorded  (WOR.SUB.)Gen. 5375
Margaret Shirley Small
    et al             Mar.  15, 1995      Being Recorded  (WOR.SUB.)Gen. 5376

                                   Recorded with
                                   Norfolk County
                                   Registry of Deeds
                                   -----------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                             HOLBROOK

Catherine Kane, Tr.   Nov.  28, 1994      10796  483 (WEY.) Gen. 458
Holbrook Heights Corp.             Feb.   8, 1995    Being Recorded (WEY.) Gen. 459

                            PLAINVILLE

Theresa L. Salvucci et al,
    Tr.               June  15, 1994      10573  599 (WOR.SUB.)Gen. 2759
Higgins Mobilehomes Inc.           July  12, 1994    10623      439 (WOR.SUB.)Gen. 2760
Whatmough Corporation Oct.   3, 1994      10796  501 (WOR.SUB.)Gen. 2761

MG Limited Partnership             Jan.  19, 1995    Being Recorded (WOR.SUB.)Gen. 2762
Michael F. Cacciapaglia
    et al             Mar.  13, 1995      Being Recorded  (WOR.SUB.)Gen. 2763

                              QUINCY

Louis J. Grossman et al,
    Trs.              Nov.  16, 1994      10796  474 (Q.) Gen. 269

                             RANDOLPH

Donald B. Adams et al July  18, 1994      10623  465 (WEY.) Gen. 673
James M. Barbati, Tr. July  21, 1994      10669  612 (WEY.) Gen. 674
Richard P. McCarthy et al,
    Trs.              Aug.  24, 1994      10669  614 (WEY.) Gen. 676
Mario Schiavo et al, Trs.          Nov.  21, 1994    10796      497 (WEY.) Gen. 677
Joseph W. Daly        Nov.  18, 1994      Being Recorded  (WEY.) Gen. 678
Jan Waszkiewicz et al,
    Trs.              Mar.   2, 1995      Being Recorded  (WEY.) Gen. 679

                                   Recorded with
                                   Norfolk County
                                   Registry District
                                   of the Land Court
                                   -----------------
Grantors              Date         Doc.No.      Cert.No.  Prop. No.
--------              ----         ------ -------    --------

Serono Laboratories, Inc.          May   10, 1994    697019    137827    (WEY.) Gen. 672

                                   Recorded with
                                   Norfolk County
                                   Registry of Deeds
                                   -----------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                             WEYMOUTH

Michael Perriello et al            Nov.  24, 1993    10392      105 (WEY.) Gen. 867

Ryder Development Corp.            May   30, 1994    10573      583 (WEY.) Gen. 868
William F. King, Tr.  Sept. 12, 1994      10709  218 (WEY.) Gen. 869

                             WRENTHAM

Creek Street Corporation           Jan.  12, 1994    10392      100 (WOR.SUB.)Gen. 2388
Cynthia R. Treannie, Tr.           March  9, 1994    10444        9 (WOR.SUB.)Gen. 2390
Alexander Capitol
    Development Corp. Feb.  28, 1994      Being Recorded  (WOR.SUB.)Gen. 2391
Edward J. Geishecker et ux         May   20, 1994    10573      603 (WOR.SUB.)Gen. 2393
John F. McTernan      July  12, 1994      10623  443 (WOR.SUB.)Gen. 2394
Stephen A. Schairer et al          July  14, 1994    10623      453 (WOR.SUB.)Gen. 2395
Bailey and Zahner Builders,
    Inc.              July  18, 1994      10623  457 (WOR.SUB.)Gen. 2396
Howard W. Bailey, Tr. July  18, 1994      10623  461 (WOR.SUB.)Gen. 2397
Four Oaks Corp.       Oct.  30, 1994      10796  467 (WOR.SUB.)Gen. 2398
Crescent Builders, Inc.            Nov.  14, 1994    10796      489 (WOR.SUB.)Gen. 2399
Cherokee Development Corp.         Jan.  26, 1995    Being Recorded (WOR.SUB.)Gen. 2400
Leo A. Pare           Feb.   6, 1995      Being Recorded  (WOR.SUB.)Gen. 2401

                                   Recorded with
                                   Norfolk County
                                   Registry District
                                   of the Land Court
                                   -----------------
Grantors              Date         Doc.No.      Cert.No.  Prop. No.
--------              ----         ------ -------    --------

Wrentham Village Corp.             May   17, 1994    694302    135363    (WOR.SUB.)Gen. 2392

    All and the same rights in lands in Revere and Winthrop, Suffolk County, Massachusetts, which were conveyed to Massachusetts Electric Company by the following instruments:

                                   Recorded with
                                   Suffolk County
                                   Registry of Deeds
                                   -----------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                              REVERE

Richard C. DiMare, Tr.             Aug.  23, 1993    18563       35 (SUB.) Gen. 704

                             WINTHROP

Loretta B. Scimone, Tr.            Dec.  22, 1994    Being Recorded (SUB.) Gen. 926

     All and the same lands and rights in lands in Athol, Auburn, Barre, Berlin, Blackstone, Bolton, Brookfield, Charlton, Clinton, Douglas, Dudley,
Gardner, Grafton, Hardwick, Harvard, Hopedale, Hubbardston, Lancaster,
Leicester, Mendon, Milford, Millbury, Millville, New Braintree, Northborough,
Northbridge, Oxford, Petersham, Phillipston, Royalston, Rutland, Southborough,
Southbridge, Spencer, Sturbridge, Sutton, Templeton, Upton, Uxbridge, Warren,
Webster, Westborough, West Boylston, West Brookfield, and Worcester, Worcester
County, Massachusetts, which were conveyed to Massachusetts Electric Company by the following instruments (conveying rights of way unless otherwise indicated):

                                   Recorded with
                                   Worcester District
                                   Registry of Deeds
                                   ------------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                              ATHOL

John B. Phillips, Jr.
    et ux             Nov.  10, 1994      16736   28 (ATHOL) Gen. 1422
Charles E. Martel, Jr.
    et al             Dec.  19, 1994      16866  252 (ATHOL) Gen. 1423
Kelly D. Walsh et al  Jan.  25, 1995      16946  336 (ATHOL) Gen. 1424

                              AUBURN

B.A. Sundin & Son, Inc.            Aug.  31, 1993    15627      155 (WOR.) Gen. 1946
The Auburn Masonic Charitable
     Association, Inc.             Jan.  10, 1994    16097      256 (WOR.) Gen. 1947
Mediplex of Massachusetts,
    Inc.              Feb.   2, 1994      16097  264 (WOR.) Gen. 1948
Auburn Housing Authority           Feb.   4, 1994    16097      268 (WOR.) Gen. 1949
Randy  F. Kusy        Apr.  25, 1994      16294   41 (WOR.) Gen. 1950
B. A. Sundin and Son, Inc.         July   1, 1994    16496       56 (WOR.) Gen. 1951
Auburn Water District Sept.  8, 1994      16633  229 (WOR.) Gen. 1952
John D. Deshaies, Jr.
    et ux             Dec.  22, 1994      16866  250 (WOR.) Gen. 1953
Paul A. Gemme et ux   Dec.  21, 1994      16866  249 (WOR.) Gen. 1954
Auburn Housing Authority           Feb.   8, 1995    16946      272 (WOR.) Gen. 1955

                              BARRE

Robert D. Wetmore et al            Oct.  31, 1994    16736       38 (GARD.) Gen. 1596
John H. Pearson, Jr.  Jan.   9, 1995      16866  256 (GARD.) Gen. 1597
Stephen R. Hosley et ux            Jan.  10, 1995    16946      331 (GARD.) Gen. 1598
Charles P. Hattenburg
    et al             Feb.  14, 1995      16946  282 (GARD.) Gen. 1599

                              BERLIN

Roy C. Smith, Tr.     Oct.  14, 1993      15694  216 (WOR.SUB.) Gen. 1272

                            BLACKSTONE

Jeffrey P. Marchand   Dec.  10, 1993      16009  133 (WOR.SUB.)Gen. 1152
John Castagnaro et al Aug.  24, 1994      16585  146 (WOR.SUB.)Gen. 1154
Arrowhead Holding
    Corporation       Sept. 28, 1994      16663  122 (WOR.SUB.)Gen. 1155

                              BOLTON

Jefferson Gould et al Nov.   5, 1993      15854  276 (WOR.SUB.)Gen. 1640
John J. Spero, Tr.    Nov.   3, 1993      15854  268 (WOR.SUB.)Gen. 1641
Spero Construction
    Company, Inc.     Nov.   3, 1993      15854  272 (WOR.SUB.)Gen. 1642
Christopher Tracey et al,
    Trs.              June   6, 1994      16432  264 (WOR.SUB.)Gen. 1643

                                   Recorded with
                                   Worcester District
                                   Registry of Deeds
                                   ------------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                            BROOKFIELD

Brookfield, Inhabitants of
    the Town of       July  12, 1994      16496   86 (CENT.M) Gen. 1417

                             CHARLTON

Gary Jennings         July  11, 1994      16446  216 (WOR.) Gen. 482

                             CLINTON

Russell W. Troupe     Sept. 27, 1993      15629    3 (WACH.) Gen. 2194
Melanson Bros., Inc.  Feb.  19, 1994      16145   69 (WACH.) Gen. 2195
Russell W. Troupe, Sr.             Mar.  26, 1994    16204      248 (WACH.) Gen. 2196
Russell W. Troupe, Sr.             July  30, 1994    16544       92 (WACH.) Gen. 2197
George W. Duchnowski  Jan.  12, 1995      16946  333 (WACH.) Gen. 2198
Ronald James Boston et al          Feb.   7, 1995    16946      279 (WACH.) Gen. 2199

                             DOUGLAS

Guaranteed Builders and
   Developers, Inc.   Sept.  7, 1993      15604  209 (WOR.SUB.)Gen. 3734
Kentco Development, Inc.           Oct.  14, 1993    15694      220 (WOR.SUB.)Gen. 3735
Joseph H. Gresian et al            Oct.  21, 1993    15796      113 (WOR.SUB.)Gen. 3737
Baltic Realty Corporation          Nov.  12, 1993    15796      121 (WOR.SUB.)Gen. 3738
Audet Builders, Inc.  July   6, 1994      16446  230 (WOR.SUB.)Gen. 3739
John A. Taylor        July   5, 1994      16446  220 (WOR.SUB.)Gen. 3740
Douglas Hills Corporation          July  11, 1994    16496       45 (WOR.SUB.)Gen. 3741
Nancy S. Besardi      June  30, 1994      16496   64 (WOR.SUB.)Gen. 3742
Town of Douglas       Aug.  31, 1994      16633  190 (WOR.SUB.)Gen. 3743
John A. McPherson et al            Sept. 19, 1994    16633      210 (WOR.SUB.)Gen. 3744
Taycor, Inc.          Sept. 26, 1994      16663  126 (WOR.SUB.)Gen. 3745
Asif Makani et al     Oct.  26, 1994      16707   69 (WOR.SUB.)Gen. 3746
Kenneth E. Marsters   Dec.  12, 1994      16866  195 (WOR.SUB.)Gen. 3747
Earle M. Marsters et al,
    Trs.              Dec.  12, 1994      16866  188 (WOR.SUB.)Gen. 3748
Earle M. Marsters et al,
    Trs.              Dec.  12, 1994      16866  215 (WOR.SUB.)Gen. 3749
Kevin R. Deschene et al,
    Trs.              Jan.  23, 1995      16946  253 (WOR.SUB.)Gen. 3750

                              DUDLEY

Kimberly P. Deary et al            Oct.   5, 1993    15666       81 (WOR.) Gen. 7126
Gary Rousseau         Dec.   2, 1993      15904   42 (WOR.) Gen. 7127
Conrad M. Allen et ux Jan.   7, 1994      16009  142 (WOR.) Gen. 7128
Roland V. Still et al Jan.  27, 1994      16046  385 (WOR.) Gen. 7129
WESO Broadcasting
    Corporation       Dec.  29, 1993      16097  252 (WOR.) Gen. 7130
Ronald K. Martin      Sept. 23, 1993      15629    4 (WOR.) Gen. 7131
Daniel L. Cadarette   July  22, 1994      16510   53 (WOR.) Gen. 7132
Robert A. Caron et ux Sept. 30, 1994      16663  144 (WOR.) Gen. 7133

Guenther & Sabaj Builders,
    Inc.              Oct.  20, 1994      16707   71 (WOR.) Gen. 7134
William J. Woodcock, Sr.,
    et ux             Nov.  29, 1994      16828  255 (WOR.) Gen. 7135
Daniel T. Colella, Jr.
    et ux             Nov.  26, 1994      16828  254 (WOR.) Gen. 7136
Nichols College       Nov.  15, 1994      16828  298 (WOR.) Gen. 7137
Dorothy A. Mann       Jan.   9, 1995      16866  243 (WOR.) Gen. 7138
Arthur Vallee et al   Feb.  28, 1995      16946  354 (WOR.) Gen. 7139

                             GARDNER

Roger H. Ruhsenberger Sept. 27, 1993      15629    2 (GARD.) Gen. 948
Dymek Custom Builders,
    Inc.              Nov.   1, 1993      15796  120 (GARD.) Gen. 949
Lawrence Builders Company,
     Incorporated     Nov.   1, 1993      15796  119 (GARD.) Gen. 950
Eugene R. LeBlanc, Tr.             Dec.   3, 1993    15919      332 (GARD.) Gen. 951
Richard R. Goss       Mar.  31, 1994      16259   44 (GARD.) Gen. 953
Donald W. Lemieux et ux            June  23, 1994    16496       76 (GARD.) Gen. 954
Brian Carlson Custom
    Homes, Inc.       Mar.  10, 1995      16946  351 (GARD.) Gen. 955
Alfred J. Cormier     Feb.  27, 1995      16946  353 (GARD.) Gen. 956

                                   Recorded with
                                   Worcester District
                                   Registry of Deeds
                                   ------------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                             GRAFTON

Fairhaven Associates, Inc.         June  10, 1994    16432      275 (WOR.SUB.) Gen. 169
Robert A. Fleming, Sr.
    et al             Apr.   8, 1994      16496   60 (WOR.SUB.) Gen. 170
Sean S. Padgett et ux Oct.   3, 1994      16663  104 (WOR.SUB.) Gen. 171

                             HARDWICK

Philip D. Jurczyk     Nov.  22, 1994      16828  261 (CENT.M.) Gen. 2039

                             HARVARD

Joanne M. Williamson  Apr.  26, 1994      16275  262 (WACH.) Gen. 279

                             HOPEDALE

Louis J. Costanza et al            Dec.   5, 1994    16866      199 (WOR.SUB.)Gen. 3158
BayBank               Dec.  15, 1994      16946  322 (WOR.SUB.)Gen. 3159
Town of Hopedale      Mar.   6, 1995      Being Recorded  (WOR.SUB.)Gen. 3160

                           HUBBARDSTON

Muir's Incorporated   Aug.  31, 1993      15604  216 (GARD.) Gen. 3177
Hilary Scott          Aug.  28, 1993      15604  215 (GARD.) Gen. 3178
Covin Development and
    Builders, Inc.    Sept.  2, 1993      15604  206 (GARD.) Gen. 3179
Joseph P. Ruscito et al            Nov.  16, 1993    15904       40 (GARD.) Gen. 3180
Brian K. Rosa         Nov.   8, 1993      16294   39 (GARD.) Gen. 3181

George M. Sherback et al           Nov.   4, 1993    16294       40 (GARD.) Gen. 3182
Genevieve T. Poirier  July  19, 1994      16496   94 (GARD.) Gen. 3183
Steven J. Cyganiewicz
    et ux             Aug.  19, 1994      16707   67 (GAED.) Gen. 3184
William T. Bowne, Jr.
    et al             Dec.   7, 1994      16828  258 (GARD.) Gen. 3185
Barbara C. Chapman    Dec.   5, 1994      16828  262 (GARD.) Gen. 3186
Mark T. Beauvais et al             Jan.  19, 1995    16946      332 (GARD.) Gen. 3187

                            LANCASTER

John B. Bates et al, Tr.           Nov.   4, 1994    16736       18 (WACH.) Gen. 2403

                            LEICESTER

Ronald Bouthiller     Sept.  9, 1993      15666   74 (WOR.) Gen. 1570
Muriel Dube           Nov.   2, 1993      15796  118 (WOR.) Gen. 1571
Paul A. Burlingame et al           Apr.  11, 1994    16275      267 (WOR.) Gen. 1572
Rochdale Commons
    Partnership       July  22, 1994      16510   55 (WOR.) Gen. 1573
Inhabitants of the Town
    of Leicester      Nov.   1,1994       16736   23 (WOR.) Gen. 1574

                              MENDON

Domingos Afonso et al,
    Trs.              June  28, 1994      16432  281 (WOR.SUB.)Gen. 6303
Salvatore J. Tinio, Tr.            July   7, 1994    16496       69 (WOR.SUB.)Gen. 6304
William F. Hulbig et al,
    Trs.              Feb.  10, 1995      16946  289 (WOR.SUB.)Gen. 6305

                             MILFORD

Mikals Construction Corp.,
    Inc.              Aug.  18, 1993      15904   43 (WOR.SUB.)Gen. 6002
Paul Casasanta et al, Trs.         Oct.   4, 1993    15647      301 (WOR.SUB.)Gen. 6003
Rosemary Cerqueira, Tr.            Dec.  21, 1993    16009      134 (WOR.SUB.)Gen. 6005
Samuel V. Longo, Jr., Tr.          Dec.  14, 1993    16009      132 (WOR.SUB.)Gen. 6006
Route 495 Commerce Park
    Limited Partnership            July  18, 1994    16585      169 (WOR.SUB.)Gen. 6007
American Stores Properties,
    Inc.              Aug.  24, 1994      16633  183 (WOR.SUB.)Gen. 6008
Mikals Construction Co.,
    Inc.              Oct.  17, 1994      16707   70 (WOR.SUB.)Gen. 6009
Milford Federal Savings and
     Loan Association Nov.   7, 1994      16736   32 (WOR.SUB.)Gen. 6010
Charles F. Doe, Jr., Trs.          Nov.  22, 1994    16828      273 (WOR.SUB.)Gen. 6011
Milford Housing Authority          Dec.   8, 1994    16866      231 (WOR.SUB.)Gen. 6012
Vincent E. Farese, Tr.             Dec.   7, 1994    16946      313 (WOR.SUB.)Gen. 6013
Clement Construction, Inc.         Mar.   3, 1995    16946      379 (WOR.SUB.)Gen. 6014

                                   Recorded with
                                   Worcester District
                                   Registry of Deeds
                                   ------------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                             MILLBURY

New England Power
    Company   (Fee)   Oct.   6, 1993      16828  303 (WORSUB.)Gen. 5111d
Ernest R. Chevalier   Oct.  19, 1993      15919  337 (WOR.SUB.)Gen. 5112
Massachusetts Turnpike
    Authority         Jan.  31, 1995      16946  343 (WOR.SUB.)Gen. 5113

                            MILLVILLE

James F. Smith        Jan.  31, 1994      16145   56 (WOR.SUB.) Gen. 818
James F. Smith        Mar.  22, 1994      16204  247 (WOR.SUB.) Gen. 819
James F. Smith        Feb.  17, 1995      16946  252 (WOR.SUB.) Gen. 820

                          NEW BRAINTREE

Steven W. Galligan et al           Sept.  7, 1993    15694      221 (GARD.) Gen. 1057
Roger E. Gaudreau     Nov.  22, 1993      15904   39 (GARD.) Gen. 1058
Steven W. Galligan et ux           Oct.  11, 1994    16663      135 (GARD.) Gen. 1059

                           NORTHBOROUGH

Kendall Homes, Inc.   Jan.  24, 1994      16020  173 (WOR.SUB.)Gen. 5812
Kendall Homes, Inc.   Jan.  24, 1994      16020  194 (WOR.SUB.)Gen. 5813
Warren S. Oberg       Sept. 23, 1994      16663  108 (WOR.SUB.)Gen. 5814
ABU Construction, Inc.             Oct.  12, 1994    16681       45 (WOR.SUB.)Gen. 5815
Jeanne L. Delaney et al,
    Trs.              Nov.  17, 1994      16828  267 (WOR.SUB.)Gen. 5816
Raytheon Company    (Fee)          Dec.   2, 1994    16795      212 (WOR.SUB.)Gen. 5817
Wellen Construction Inc.           Dec.  23, 1994    16946      307 (WOR.SUB.)Gen. 5818
Thomas A. Krouse et al             Jan.  24, 1995    16946      260 (WOR.SUB.)Gen. 5819

                           NORTHBRIDGE

Richard G. Perry      Aug.  31, 1993      15604  208 (WOR.SUB.) Gen. 294
The Shop at Whitinsville           Oct.  18, 1993    16009      131 (WOR.SUB.) Gen. 295
Gary D. Kidd, Tr.     Dec.   8, 1993      16009  157 (WOR.SUB.) Gen. 296
St. Camillus Institute,
    Inc.              June   9, 1994      16397   24 (WOR.SUB.) Gen. 297
Blackstone-Chicago
    Corporation, Tr.  Jan.  27, 1994      16145   62 (WOR.SUB.) Gen. 298
Tammy A. Renaud et al Apr.  15, 1994      16275  261 (WOR.SUB.) Gen. 299
G.F. Homes Corporation             June  21, 1994    16432      285 (WOR.SUB.)Gen. 6200
Henry W. Coz          July   8, 1994      16510   54 (WOR.SUB.)Gen. 6201
John P. Miersma et al Oct.  11, 1994      16663  141 (WOR.SUB.)Gen. 6203
South Middlesex Non-Profit
    Housing Corporation            Nov.  10, 1994    16736       34 (WOR.SUB.)Gen. 6205
Patrick H. Mahoney et al           Nov.  17, 1994    16828      277 (WOR.SUB.)Gen. 6206
Beaumont Nursing Home,
    Inc.              Nov.  28, 1994      16866  237 (WOR.SUB.)Gen. 6207
P.C.K. Limited Partnership         Jan.  10, 1995    16946      314 (WOR.SUB.)Gen. 6208

                              OXFORD

Donald P. Morin       Sept.  2, 1993      15604  201 (WOR.) Gen. 6157
Dennis M. Corey, Sr.  Sept.  3, 1993      15554   21 (WOR.) Gen. 6158
Andrew Malkoski et al Sept. 27, 1993      15629    1 (WOR.) Gen. 6159
Dennis M. Corey, Sr.  Sept.  3, 1993      15554   21 (WOR.) Gen. 6160
Santo J. DiDonato     Jan.  15, 1994      16097  253 (WOR.) Gen. 6161
Jonathan E. Ricketts  Jan.  10, 1994      16009  151 (WOR.) Gen. 6162

William S. Lacki et al             Jan.  21, 1994    16046      384 (WOR.) Gen. 6163
Jean Bonard           Apr.   1, 1994      16204  249 (WOR.) Gen. 6164
Escape Estates, Inc.  June   3, 1994      16432  269 (WOR.) Gen. 6165
Linda W. Halloran et al            July  13, 1994    16496       95 (WOR.) Gen. 6166
Central Region Builders
    Corp.             Aug.  29, 1994      16585  153 (WOR.) Gen. 6167
Richard S. Daigneault
    et ux             Sept. 15, 1994      16633  208 (WOR.) Gen. 6168
Spiros Tsetsos et ux  Sept.  2, 1994      16633  216 (WOR.) Gen. 6169
Stratton P. Vitikos   Oct.   5, 1994      16663  142 (WOR.) Gen. 6170
Peter D. Starkus et al             Oct.  31, 1994    16736       37 (WOR.) Gen. 6171
Joseph P. Boucher et ux            Nov.   8, 1994    16736       36 (WOR.) Gen. 6172
McDonald's Corporation             Dec.   9, 1994    16828      292 (WOR.) Gen. 6173
H.O. Wire Co., Inc.   Feb.   2, 1995      16946  325 (WOR.) Gen. 6174
Richard V. Provencher Jan.  17, 1995      16946  324 (WOR.) Gen. 6175
John Williams         Feb.  26, 1995      16946  356 (WOR.) Gen. 6176

                                   Recorded with
                                   Worcester District
                                   Registry of Deeds
                                   ------------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                            PETERSHAM

Marc E. Duguay  et al Feb.  16, 1995      16946  283 (ATHOL) Gen. 1304

                           PHILLIPSTON

Brian M. Harris et al Nov.  18, 1994      16828  250 (GARD.) Gen. 231
Clifford F. Batchelor Nov.   9, 1994      16828  249 (GARD.) Gen. 232
Richard P. Geyster, Jr.            Feb.  15, 1995    16946      281 (GARD.) Gen. 233
Leroy P. Gibbs        Jan.   8, 1995      16946  280 (GARD.) Gen. 234

                            ROYALSTON

David A. Buddington et ux          Nov.  22, 1994    16828      256 (ATHOL) Gen. 1107
Anthony P. Tamason et al           Nov.  29, 1994    16828      257 (ATHOL) Gen. 1108
Robin J. Mowrey et ux Dec.  14, 1994      16866  254 (ATHOL) Gen. 1109

                             RUTLAND

Gengel C&S Builders, Inc.          June   6, 1994    16446      224 (GARD.) Gen. 2816

                           SOUTHBOROUGH

Christopher Christopher,
    Tr.               June   2, 1994      16337  115 (WOR.SUB.)Gen. 4925
Jose Martins, Tr.     Nov.  17, 1994      16828  282 (WOR.SUB.)Gen. 4926
Christopher Christopher,
    Tr.               June   2, 1994      16866  201 (WOR.SUB.)Gen. 4927
Christopher Christopher,
    Tr.               Dec.  22, 1994      16790  153 (WOR.SUB.)Gen. 4928
Martin E. Moran et al Feb.   6, 1995      16946  254 (WOR.SUB.)Gen. 4930
Lisa A. Depietri, Tr. Feb.  15, 1995      16946  374 (WOR.SUB.)Gen. 4931

                                   Recorded with
                                   Worcester District
                                   Registry of the
                                   Land Court
                                   ------------------
Grantors              Date         Doc.No.        Cert.No.  Prop. No.
--------              ----         ------ ------- --------

Peter S. Bemis et al  Dec.   8, 1995      60351 11858     (WOR.SUB.)Gen. 4929

                                   Recorded with
                                   Worcester District
                                   Registry of Deeds
                                   ------------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                           SOUTHBRIDGE

Savers Co-operative Bank           July  19, 1994    16510       61 (WOR.) Gen.  829
James C. Evergates et al           Sept. 28, 1994    16663      143 (WOR.) Gen.  830
William Kames et al   Jan.   3, 1995      16866  251 (WOR.) Gen.  831

                             SPENCER

John J. Kennedy III et al          Oct.  19, 1993    15694      222 (SPEN.) Gen. 260
George A. Lussier et al            Oct.  22, 1993    15796      112 (SPEN.) Gen. 261
Daniel F. Manzaro et al            May    4, 1994    16294       37 (SPEN.) Gen. 262
Alfred R. Williams    June   6, 1994      16432  274 (SPEN.) Gen. 263
Spencer-East Brookfield
    Regional School
    District          June  16, 1994      16496   81 (SPEN.) Gen. 264
Dorothy B. Bemis et al             Aug.  11, 1994    16544       95 (SPEN.) Gen. 265
Donald L. Foster      Oct.  17, 1994      16681   52 (SPEN.) Gen. 266
Kresco Landscaping, Inc.           Nov.   1, 1994    16736       16 (SPEN.) Gen. 267
Ronald M. Lavallee et ux           Dec.  29, 1994    16866      255 (SPEN.) Gen. 268

                            STURBRIDGE

Massachusetts Turnpike
    Authority         Jan.  31, 1995      16946  337 (CENT.M.) Gen. 3515
George R. Suprenant et al          Dec.  28, 1994    16866      248 (CENT.M.) Gen. 3516
George R. Suprenant et al          Dec.  28, 1994    16866      247 (CENT.M.) Gen. 3517
Alan A. Roberge et al Mar.   9, 1995      16946  349 (CENT.M.) Gen. 3518

                                   Recorded with
                                   Worcester District
                                   Registry of Deeds
                                   ------------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                              SUTTON

Conrad P. Berthold et al           March  2, 1994    16145       71 (WOR.SUB.)Gen. 4016
Thomas S. Zocco, Tr.  May   20, 1994      16332  256 (WOR.SUB.)Gen. 4017
Dana Gravison, Inc.   Aug.  22, 1994      16544   97 (WOR.SUB.)Gen. 4018
Tomco, Inc.           Jan.   3, 1995      16866  211 (WOR.SUB.)Gen. 4019

                            TEMPLETON

Leo P. Ferrari et ux  Feb.   2, 1995      16946  334 (ATHOL) Gen. 302

                              UPTON

Michael K. Kearney, Tr.            Aug.  25, 1993    15604      211 (WOR.SUB.)Gen. 4539
W.G.B. Construction Co.,
    Inc.              May   24, 1994      16432  255 (WOR.SUB.)Gen. 4540
Roger L. LeBoeuf et al             Aug.   3, 1994    16544       96 (WOR.SUB.)Gen. 4541
Really Big Realty, Inc.            Dec.  13, 1994    16866      220 (WOR.SUB.)Gen. 4542
Erik C. Nelson        Oct.  18, 1994      16866  227 (WOR.SUB.)Gen. 4543
Lisa A. Pezzoni, Tr.  Feb.  21, 1995      16946  371 (WOR.SUB.)Gen. 4544

                             UXBRIDGE

John W. Cnossen et al,Trs.         Sept.  9, 1993    15604      207 (WOR.SUB.)Gen. 5634
Gen Wal Construction
    Company, Inc.     Sept. 24, 1993      15647  306 (WOR.SUB.)Gen. 5635
Fred Hutnak Development
    Corp., Inc.       Sept. 13, 1993      15647  302 (WOR.SUB.)Gen. 5636
Ralph Secord et al    Feb.  11, 1994      16097  254 (WOR.SUB.)Gen. 5637
Depot Street Associates            May   23, 1994    16332      251 (WOR.SUB.)Gen. 5638
James R. Powers et al June  15, 1994      16397   31 (WOR.SUB.)Gen. 5639
Trees to Keys, Inc.   Sept. 28, 1994      16663  112 (WOR.SUB.)Gen. 5640
Roger W. Hubbard et al             Nov.  27, 1994    16828      279 (WOR.SUB.)Gen. 5641
International Church of the Four
     Square Gospel    Dec.   1, 1994      16866  205 (WOR.SUB.)Gen. 5642
Fred Hutnak Development
    Corp., Inc.       Oct.  20, 1994      16866  207 (WOR.SUB.)Gen. 5643
John W. Audet, Inc.   Jan.  25, 1995      16946  255 (WOR.SUB.)Gen. 5644

                              WARREN

Ronald J. Uminski et
    al  (Fee)         May    2, 1994      16250   10 (CENT.M.) Gen. 749
Lawrence E. Allard, Jr.            Nov.  28, 1994    16828      263 (CENT.M.) Gen. 750

                             WEBSTER

John J. Pepka et al   Nov.  19, 1993      15854  281 (WOR.) Gen. 5131
Michael Trainor et al Dec.   2, 1993      15919  333 (WOR.) Gen. 5132
Magdalene Bandouveres
    et al             Dec.  11, 1993      15919  335 (WOR.) Gen. 5133
Roland G. Lavallee et al           Jan.   7, 1994    16009      137 (WOR.) Gen. 5134
Lawrence R. Leboeuf   Jan.  14, 1994      16009  136 (WOR.) Gen. 5135
Paul F. Fenuccio et ux             Aug.   8, 1994    16544       90 (WOR.) Gen. 5136
Robin M. Degnan       Aug.   4, 1994      16544   94 (WOR.) Gen. 5137
Thomas S. Riedl et al Oct.  18, 1994      16707   74 (WOR.) Gen. 5138
Theodore J. Renauld, Jr.           Nov.  10, 1994    16736       30 (WOR.) Gen. 5139
Suryakant M. Patel et al           Nov.  17, 1994    16828      253 (WOR.) Gen. 5140
Noreen C. McDonald    Dec.  20, 1994      16866  246 (WOR.) Gen. 5141
Sidney Ziff           Dec.  21, 1994      16866  245 (WOR.) Gen. 5142
Joseph B. Cimoch et ux             Dec.  26, 1994    16866      244 (WOR.) Gen. 5143
Joan A. O'Brien       Feb.  17, 1995      16946  265 (WOR.) Gen. 5144

                           WESTBOROUGH

Asset Construction Company         Apr.  12, 1994    16210      205 (WOR.SUB.)Gen. 4633
Jon Mark Delli Priscoli,
    Tr.               Sept. 22, 1994      16633  233 (WOR.SUB.)Gen. 4634
Barclay Henderson, Tr.             Jan.  16, 1995    16946      301 (WOR.SUB.)Gen. 4635
Vicar Realty Corporation           Feb.  21, 1995    16946      284 (WOR.SUB.)Gen. 4636
Beaumont at the Willows            Feb.  17, 1995    16946      366 (WOR.SUB.)Gen. 4637

                          WEST BOYLSTON

Robert J. Gancorz et al            Dec.   6, 1994    Being Recorded (CENT.M.) Gen. 4123

                                   Recorded with
                                   Worcester District
                                   Registry of Deeds
                                   ------------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                         WEST BROOKFIELD

Alan Drake et al      Oct.  12, 1993      15666   80 (CENT.M.) Gen. 4118
Charles Kady, Sr.     Nov.  15, 1993      15904   41 (CENT.M.) Gen. 4119
Michael T. McIntyre   Dec.  15, 1993      15919  336 (CENT.M.) Gen. 4120
Michael H. Oliver et al            Apr.  15, 1994    16294       38 (CENT.M.) Gen. 4121
GF/Massachusetts Inc. Sept.  6, 1994      16633  195 (CENT.M.) Gen. 4122
Robert J. Gancorz et al            Dec.   6, 1995    16828      252 (CENT.M.) Gen. 4123

                            WORCESTER

New England Power
    Company    (Fee)  Oct.   6, 1993      16828  303 (WOR.) Gen. 3925d
Leonard A. Poulin     Aug.  10, 1993      15519  236 (WOR.) Gen. 3929
Steven E. Daly et al  Aug.  26, 1993      15604  205 (WOR.) Gen. 3932
Christopher J. Ahmadjian
    et al             July  31, 1993      15604  214 (WOR.) Gen. 3934
The Roman Catholic Bishop
    of Worcester      Sept. 29, 1993      15647  310 (WOR.) Gen. 3935
Rita E. Bourassa      Aug.   9, 1993      15604  212 (WOR.) Gen. 3936
Fox Hill Builders, Inc.            Sept. 30, 1993    15666       69 (WOR.) Gen. 3937
Elizabeth J. Iandoli  Oct.   7, 1993      15694  212 (WOR.) Gen. 3938
Stevens Walden, Inc.  Oct.  28, 1993      15796  114 (WOR.) Gen. 3939
Khatija Gaffar        Nov.  19, 1993      15854  280 (WOR.) Gen. 3940
Anthony F. Ingrisano et al         Dec.   3, 1993    15904       48 (WOR.) Gen. 3950
Worcester Housing
    Authority         Oct.  29, 1993      15904   44 (WOR.) Gen. 3951
Mary L. Colorio       Dec.  16, 1993      15919  334 (WOR.) Gen. 3952
Lindberg Corporation  Nov.  12, 1993      16009  138 (WOR.) Gen. 3953
Robert M. Fitzgerald et al         Jan.  10, 1994    16009      135 (WOR.) Gen. 3954
Morgan Construction
    Company           Jan.  10, 1994      16009  147 (WOR.) Gen. 3955
Robert J. Cutler et al,
    Trs.              Dec.  21, 1993      16046  382 (WOR.) Gen. 3956
James M. Zingarelli, Jr.           Jan.  27, 1994    16046      383 (WOR.) Gen. 3957
Richard P. Houlihan, Jr.
    et al, Trs.       Feb.   1, 1994      16097  260 (WOR.) Gen. 3958
Paul T. Shusas        Feb.  18, 1994      16097  255 (WOR.) Gen. 3959
Evelyn D. Faford      Mar.  18, 1994      16204  246 (WOR.) Gen. 3960

Merit Oil of Massachusetts,
    Inc.              Apr.  26, 1994      16275  268 (WOR.) Gen. 3961
Joan Friedberg, Tr.   May    5, 1994      16332  243 (WOR.) Gen. 3962
James F. Callery      May    9, 1994      16332  247 (WOR.) Gen. 3963
Taco Bell Corp.       May   27, 1994      16346  114 (WOR.) Gen. 3964
Lucy Zakarian         May   31, 1994      16346  119 (WOR.) Gen. 3965
Alexander E. Drapos et al,
    Trs.              June  21, 1994      16432  291 (WOR.) Gen. 3966
Theodore J. Kiritsy et al          June  15, 1994    16496       96 (WOR.) Gen. 3967
Thomas W. Gardner, Jr.
    et al             July   1, 1994      16496   52 (WOR.) Gen. 3968
Judith M. Toohil a/k/a
    Judith H. Fogarty June   8, 1994      16496   90 (WOR.) Gen. 3969
Ronald W. Shadbegian,Admr.         July  18, 1994    16510       60 (WOR.) Gen. 3971
Mark F. Brennan et ux Aug.   4, 1994      16544   89 (WOR.) Gen. 3972
Mario DiGioia et ux   Aug.   8, 1994      16544  103      (WOR.) Gen. 3973
George S. Esper       Aug.  10, 1994      16585  157 (WOR.) Gen. 3974
Barry Krock et al, Trs.            Aug.  24, 1994    16585      165 (WOR.) Gen. 3975
Frank Latino et ux    Sept. 15, 1994      16633  204 (WOR.) Gen. 3977
Allen M. Glick et al  Sept. 14, 1994      16633  246 (WOR.) Gen. 3978
Jeffrey S. Bovarnick, Tr.          Aug.  23, 1994    16633      240 (WOR.) Gen. 3979
Andrew J. Rivers, III
    et ux             July  19, 1994      16633  224 (WOR.) Gen. 3980
Secured Financial Corp.            July  12, 1994    16633      199 (WOR.) Gen. 3981
Matthew L. Mattson    Sept. 22, 1994      16633  220 (WOR.) Gen. 3982
Michael N. Abodeely, Jr.
    et al             Oct.  20, 1994      16707   65 (WOR.) Gen. 3983
Rose M. Connell       Oct.  27, 1994      16736   12 (WOR.) Gen. 3984
Stephen P. Kristan et al           Oct.  27, 1994    16736        8 (WOR.) Gen. 3985
Herbert S. Jordan     Oct.  28, 1994      16736    4 (WOR.) Gen. 3986
Martin Shannon et ux  Dec.  12, 1994      16828  260 (WOR.) Gen. 3987
David Krikorian       Nov.  28, 1994      16828  264 (WOR.) Gen. 3988
Country Club Associates            Nov.  29, 1994    16828      287 (WOR.) Gen. 3989
Barry S. Gerhardt et al            Nov.  14, 1994    16828      259 (WOR.) Gen. 3990
Gary P. Henrich       Dec.   2, 1994      16828  251 (WOR.) Gen. 3991
James A. Ciullo, Jr.  Jan.  18, 1995      16946  266 (WOR.) Gen. 3992
Victor M. Collinino   Feb.  17, 1995      16946  278 (WOR.) Gen. 3993
Sharon L. Banks       Mar.   6, 1995      16946  357 (WOR.) Gen. 3994

    All and the same rights in lands in Leominster, Worcester County, Massachusetts, which conveyed to Massachusetts Electric Company by the following instruments:

                                   Recorded with
                                   Worcester North
                                      District
                                   Registry of Deeds
                                   -----------------
Grantors              Date         Book   Page  Prop. No.
--------              ----         ----   ----  --------

                            LEOMINSTER

Janet R. Cataldo, Tr. Oct.   7, 1993      2553   143 (WACH.) Gen. 2045
William H. Beaulac et al,
    Trs.              Jan.  12, 1994      2553   145 (WACH.) Gen. 2046
Anthony J. Mazzaferro Jan.  14, 1994      2553   144 (WACH.) Gen. 2047
Gary Corporation      Jan.  19, 1994      2553   146 (WACH.) Gen. 2048
Peach Hill Corporation             Dec.  13, 1993    2544  169 (WACH.) Gen. 2050

Olderigi Piermarini et al,
    Trs.              Mar.   1, 1994      2553   147 (WACH.) Gen. 2051
Benjamin Builders Realty
    Trust             Apr.  28, 1994      2581   198 (WACH.) Gen. 2052
Peter E. Bovenzi et ali,
    Trs.              May    5, 1994      2581   199 (WACH.) Gen. 2053
Michael Piermarini et al           Sept. 22, 1994    Being Recorded (WACH.) Gen. 2054
Anthony J. Sisoian et al           Sept. 17, 1994    Being Recorded (WACH.) Gen. 2055
Lynne M. Sarasin      Oct.  22, 1994      Being Recorded  (WACH.) Gen. 2056
Joseph J. Serafini et al,
    Trs.              Dec.  14, 1994      Being Recorded  (WACH.) Gen. 2057

    ALSO ALL RIGHTS AND EASEMENTS TO MAINTAIN POLES AND WIRES IN PRIVATE STREETS IN THE VARIOUS CITIES AND TOWNS SERVED BY THE MASSACHUSETTS ELECTRIC COMPANY WHICH WERE CONVEYED TO SAID COMPANY BY INSTRUMENTS DULY RECORDED WITH THE APPLICABLE REGISTRIES OF DEEDS AND REGISTRY DISTRICTS OF THE LAND COURTS; AND ALL OF THE LANDS AND RIGHTS HEREINABOVE REFERRED TO IN THIS SCHEDULE OF PROPERTY ARE CONVEYED SUBJECT TO ALL RESTRICTIONS, RESERVATIONS, EXCEPTIONS, CONDITIONS AND AGREEMENTS SET FORTH OR REFERRED TO IN THE DEEDS HEREINABOVE MENTIONED AND THE DEEDS THEREIN REFERRED TO INSOFAR AS THE SAME ARE NOW IN FORCE AND APPLICABLE; AND THERE IS EXCEPTED FROM CERTAIN OF SAID LANDS AND RIGHTS, SO MUCH THEREOF AS HAS BEEN TAKEN BY THE COMMONWEALTH OF MASSACHUSETTS OR MUNICIPAL AUTHORITIES FOR HIGHWAY PURPOSES AND CERTAIN OF SAID LANDS AND RIGHTS ARE SUBJECT TO SUCH OTHER RIGHTS AND EASEMENTS AS WERE TAKEN BY GOVERNMENTAL AUTHORITIES; AND CERTAIN OF SAID RIGHTS AND EASEMENTS HEREINABOVE REFERRED TO ARE SUBJECT TO PRIOR LIENS, HOWEVER, SAID PRIOR LIENS WILL NOT INTERFERE WITH THE PROPER OPERATION OF THE COMPANY'S BUSINESS, AND THEIR EFFECT, IF ANY, UPON THE SECURITY OF THE INDENTURE MAY PROPERLY BE IGNORED; AND CERTAIN OF SAID RIGHTS HEREINABOVE REFERRED TO WERE CONVEYED TO MASSACHUSETTS ELECTRIC COMPANY AND THE NEW ENGLAND TELEPHONE AND TELEGRAPH COMPANY JOINTLY.

THE COMMONWEALTH OF MASSACHUSETTS  )
                                   )  ss.
COUNTY OF SUFFOLK                  )

    On this 9th day of May, 1995, before me personally appeared M. E. Jesanis and Robert King Wulff, to me personally known, who, being by me duly sworn, did say that they are Treasurer and Clerk, respectively, of Massachusetts Electric Company, that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed by them on behalf of said corporation by authority of its Board of Directors; and the said M. E. Jesanis and Robert King Wulff acknowledged said instrument to be the free act and deed of said corporation.





                                   Sally Ann Tracy
                                   Sally Ann Tracy
                                   Notary Public
                                   My commission expires
                                   January 29, 1999

                                                   [Notarial Seal]
THE COMMONWEALTH OF MASSACHUSETTS  )
                                   )  ss.
COUNTY OF SUFFOLK                  )

    On this 9th day of May, 1995, before me personally appeared Daniel Golden and Andrew M. Sinasky, to me personally known, who, being by me duly sworn, did say that they are Assistant Vice President and Assistant Secretary, respectively, of State Street Bank and Trust Company, that the seal affixed to the foregoing instrument is the corporate seal of said trust company and that said instrument was signed and sealed on behalf of said trust company by authority of its Board of Directors; and the said Daniel Golden and Andrew M. Sinasky acknowledged said instrument to be the free act and deed of said trust company.




                                   Renee M. Kossuth
                                   Renee M. Kossuth
                                   Notary Public
                                   My Commission expires
                                   April 24, 1998
                                                   {Notarial Seal]

     I, Robert King Wulff, Clerk of Massachusetts Electric Company, a corporation duly organized under the laws of The Commonwealth of Massachusetts and having its principal place of business in Westborough, Massachusetts, hereby certify that at a special meeting of the stockholders of said Company, duly called and held at 25 Research Drive, Westborough, Massachusetts, on October 18, 1982, by the affirmative action of at least a majority of the Company's shares outstanding and entitled to vote thereon, upon motion duly made and seconded, the following vote was duly adopted:

Voted: That the Board of Directors of the Company is authorized to vote to mortgage all or substantially all of the Company's property, including its franchises, in connection with the issue from time to time of the Company's bonds and other actions under the Company's First Mortgage Indenture and Deed of Trust and supplements thereto.

     I further certify that at a regular meeting of the Board of Directors of said Company, duly called and held at 25 Research Drive, Westborough, Massachusetts, on March 15, 1995, at which meeting a quorum was present and acting throughout, by the affirmative action of all the directors present, upon motions duly made and seconded, the following votes were duly passed:

Voted: That this Company mortgage all or substantially all of its property, including its franchises, in connection with the issue of the New Bonds and other actions under the Indenture.

Voted: That the form, terms, and provisions of the supplemental indentures created for each additional issue and/or series of New Bonds, a form of which is presented to this meeting, and hereby ordered filed as Exhibit "C" with the minutes of the meeting, are hereby approved; and the President, any Vice President, the Treasurer, and any Assistant Treasurer are severally authorized, in the name and on behalf of the Company, to execute, under the corporate seal attested by the Clerk or any Assistant Clerk, to acknowledge and to deliver, an instrument in substantially the form of said Exhibit "C", with appropriate provisions relating to principal amounts, maturity dates, interest rates, interest payment dates, provisions for redemption, and refunding provisions, as well as other terms and conditions for the specific issue and/or series of New Bonds, within such limits as may be established from time to time by this Board, the total principal amount of New Bonds to be issued under said supplemental indentures to be unlimited, and with such further modifications as the officers executing said supplemental indentures shall approve, in as many counterparts as the officer so acting may deem advisable, and to cause the same to be filed and recorded and refiled and rerecorded as they or any one or more of them shall deem advisable, such execution and delivery to be conclusive evidence that the same is authorized by this vote.

Voted: That the Board of Directors considers the additions to and amendment of the covenants and agreements of the Indenture, as contained in the form of the supplemental indenture attached hereto as Exhibit "C", to be for the protection of the holders of the Bonds outstanding under said Indenture and for the protection of the trust estate.


     And I further certify that, as appears from the records of said Company,
M. E. Jesanis is the Treasurer, being duly authorized to execute in the name and on behalf of said Company the foregoing Twenty-first Supplemental Indenture dated as of April 1, 1995, and I am Clerk of said Company, duly authorized to attest the ensealing of said Twenty-first Supplemental Indenture; that the foregoing

Twenty-first Supplemental Indenture, to which this Certificate is attached, is substantially in the form presented to and approved at said directors' meeting held on March 15, 1995; that the foregoing is a true and correct copy of the votes passed at each of said meetings as recorded in the records of said Company; and that said votes remain in full force and effect without alteration.

     WITNESS my hand and the corporate seal of Massachusetts Electric Company on May 9, 1995.





                                   ROBERT KING WULFF
                                   ROBERT KING WULFF
                                   Clerk


                                                [Corporate Seal]

                         RECORDING NOTE


     The Twenty-first Supplemental Indenture dated as of April 1, 1995, between Massachusetts Electric Company and State Street Bank and Trust Company, Trustee, has been duly filed for record and recorded in the following Registries of Deeds:

          Berkshire Middle District Registry of Deeds
          Berkshire Northern District Registry of Deeds
          Berkshire Southern District Registry of Deeds
          Bristol North District Registry of Deeds
          Essex North District Registry of Deeds
          Essex South District Registry of Deeds
          Franklin County Registry of Deeds
          Hampden County Registry of Deeds
          Hampshire County Registry of Deeds
          Middlesex North District Registry of Deeds
          Middlesex South District Registry of Deeds
          Norfolk County Registry of Deeds
          Plymouth County Registry of Deeds
          Suffolk County Registry of Deeds
          Worcester District Registry of Deeds
          Worcester North District Registry of Deeds

and in the following Land Court Registration Districts:

          Berkshire Middle District
          Berkshire North District
          Berkshire South District
          Bristol North District
          Essex North District
          Essex South District
          Franklin County District
          Hampden County District
          Hampshire County District
          Middlesex North District
          Middlesex South District
          Norfolk County District
          Plymouth County District
          Suffolk County District
          Worcester District
          Worcester North District

and appropriate amendments to financing statements have been filed and recorded with reference thereto in the office of the Massachusetts Secretary of State and in each of the above Registries of Deeds and Land Court Registration Districts.